UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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PURE BIOSCIENCE
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PURE BIOSCIENCE
1725 Gillespie Way
El Cajon, California 92020
(619) 596-8600

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held January 19, 2011

To the Shareholders of PURE Bioscience:

Notice hereby is given that the Annual Meeting of Shareholders (the “Meeting”) of PURE Bioscience, a California corporation (the "Company"), will be held at the Doubletree Hotel Mission Valley, 7450 Hazard Center Drive, San Diego, California 92108 on January 19, 2011 at 2:00 p.m., Pacific Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following proposals:

Proposal No. 1.	ELECTION OF DIRECTORS

Proposal No. 2.	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal No. 3.
APPROVAL OF THE PRINCIPAL TERMS OF A CERTAIN AGREEMENT AND PLAN OF MERGER BETWEEN THE COMPANY AND A WHOLLY-OWNED DELAWARE SUBSIDIARY OF THE COMPANY BY WHICH WE WILL EFFECT THE REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE AND BY WHICH WE WILL INCREASE OUR AUTHORIZED COMMON STOCK TO 100,000,000 SHARES (THE “REINCORPORATION”)

The foregoing proposals are more fully described in the proxy statement accompanying this notice.  The shareholders will also act on any other business as may properly come before the Meeting or any postponement or adjournment of the Meeting.

The Meeting is called as provided for by California law and the Company’s Bylaws.

Only holders of our common stock of record at the close of business on December 1, 2010 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.  We are mailing these proxy materials to shareholders beginning December 10, 2010.

You are cordially invited to attend the Meeting in person. Whether or not you expect to attend the Meeting, please complete, date, sign and return the proxy accompanying this notice or vote by telephone or on the Internet as instructed in the proxy statement accompanying this notice, as promptly as possible in order to ensure your representation at the Meeting. If you have received this notice by mail, a return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the meeting, you must request and obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors

Dennis B. Atchley
Secretary
El Cajon, California
November 19, 2010

HOW DO I VOTE?

For the election of directors, you may either vote "For" all nominees or you may "Withhold" your vote for any nominee you specify. For any other matter to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are as follows:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the Meeting. Alternatively, you may vote by proxy either by telephone or on the Internet or by using the accompanying proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Meeting and we will give you a ballot when you arrive.

•
To vote by telephone, dial the toll free number 1-800-690-6903 using any touch tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the accompanying proxy card. Your vote must be received by 11:59 p.m. Eastern Time on January 18, 2011 to be counted.

•
To vote on the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the accompanying proxy card. Your vote must be received by 11:59 p.m. Eastern Time on January 18, 2011 to be counted.

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To vote using the proxy card, simply complete, sign and date the accompanying proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or on the Internet as instructed by your broker, bank or other agent. To vote in person at the Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

i

PURE BIOSCIENCE
1725 Gillespie Way
El Cajon, California 92020
(619) 596-8600

PROXY STATEMENT

General Information

The enclosed Proxy is solicited by and on behalf of the Board of Directors (the “Board”) of PURE Bioscience, a California corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders (the “Meeting”) to be held at the Doubletree Hotel Mission Valley, 7450 Hazard Center Drive, San Diego, California 92108 on January 19, 2011, at 2:00 p.m. Pacific Time, and at any adjournment thereof. It is anticipated that the Notice and Proxy Card will be mailed to the Company's shareholders entitled to vote at the Meeting beginning December 10, 2010.

Any person signing and returning the enclosed proxy (the “Proxy”) may revoke it at any time before it is voted by submitting a new proxy with a later date, or by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy statement (this “Proxy Statement”) to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mail; however, the Company may use the services of its directors, officers and employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Proxy Statement to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them in that connection.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting. Shares not voting as a result of a proxy marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting.

Effect of not Casting Your Vote

If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your broker was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Recent changes in regulation were made to take away the ability of your broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your broker how to vote in the election of directors, no votes will be cast on your behalf. Your broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 2 of this Proxy Statement). They will not have discretion to vote uninstructed shares on the proposed Reincorporation (Item 3 of this Proxy Statement). If you are a shareholder of record and you do not cast your vote, votes will not be cast on your behalf on any of the items of business at the Annual Meeting, except Item 2. For more information on this topic, see the SEC Investor Alert issued in February 2010 entitled “New Shareholder Voting Rules for the 2010 Proxy Season” at http://www.sec.gov/investor/alerts/votingrules2010.htm.

Advice to Beneficial Owners of Certain Shares

Shareholders who do not hold their shares in their own name should note that only shareholders whose names are registered as shareholders on the records of the Company can submit the attached Proxy or be recognized and vote at the Meeting. If a shareholder's shares are registered under the name of a broker, financial institution or other agent, then these shares can only be voted by the holding broker, financial institution or other agent. Such broker, financial institution or other agent are provided with sufficient copies of this Proxy Statement and the Annual Report to forward such materials to the shareholder as the beneficial owner of such shares. The broker, financial institution or other agent should provide the beneficial owner with instructions on how to submit the vote of their shares. In the event a beneficial owner wishes to attend and vote their shares at the Meeting, the beneficial owner must obtain a proxy from the broker, financial institution or other agent.

Shares Outstanding and Voting Rights

All voting rights are vested exclusively in the holders of our common stock with each common share entitled to one vote except as set forth below regarding cumulative voting. Only shareholders of record at the close of business on December 1, 2010 are entitled to notice of and to vote at the Meeting or any adjournment thereof. On November 17, 2010, the Company had 37,037,882 shares of its common stock outstanding, each of which is entitled to one vote on all matters to be voted upon at the Meeting. No fractional shares are presently outstanding. A majority of the Company's outstanding voting stock represented in person or by proxy shall constitute a quorum at the Meeting. Provided that a quorum is present at the Meeting, the affirmative vote of a plurality of the votes cast is necessary to approve election of directors as described more fully under the heading “Proposal No. 1” below.  An affirmative vote of a majority our outstanding stock is necessary to approve the proposed Reincorporation as described more fully under the heading “Proposal No. 3” below.  As a result, abstentions and broker non-votes will have the effect of a vote against Proposal No. 3.

As of November 17, 2010, the current directors and executive officers of PURE Bioscience owned 2,501,532 shares (6.75% of shares outstanding) and have not entered into any agreements as to how they intend to vote their shares.

Each shareholder may cumulate votes in the election of directors. Cumulative voting rights entitle a shareholder to cast as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder. A shareholder may cast all of such shareholder's votes as calculated above for one candidate or may distribute the votes among two or more candidates. However, you may not cumulate votes for a candidate unless that candidate has been properly nominated prior to the voting and you have given notice of your intention to cumulate your votes. You must express your intention to cumulate votes at the meeting prior to the election or, if you choose to cumulate your votes and are voting via proxy, you must submit a proxy card and make an explicit statement of your intent to cumulate your votes, by so indicating in writing on the proxy card. If you hold shares beneficially in street name and wish to cumulate votes, you should contact your broker, trustee or nominee.

If any shareholder gives notice to cumulate his shares, all other shareholders shall be allowed to cumulate their votes as well. We will provide an opportunity at the meeting for any shareholder who desires to cumulate votes to announce his intention to do so.  We are soliciting, by your proxy, the discretionary authority to vote proxies cumulatively. The six nominees receiving the highest number of votes will be elected as directors.  If you sign your proxy card or voting instruction card with no further instructions, the persons named in the proxy, or their successors, as proxy holders, may cumulate and cast your votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that none of your votes will be cast for any nominee as to whom you vote against or abstain from voting. Unless otherwise instructed, the shares represented by proxies will be voted in the discretion of the proxy holders so as to elect all or as many of the nominees as possible.

Adjournments and Postponements

Although it is not expected, the annual meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement may be made without notice by an announcement at the annual meeting. Any signed proxies, or proxies submitted over the Internet or by telephone, received by us will be voted in favor of an adjournment or postponement in these circumstances. Any adjournment or postponement of the annual meeting for the purpose of soliciting additional proxies will allow our shareholders who have already sent in their proxies to revoke them at any time prior to their use.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Shareholders to be held on January 19, 2011

Copies of this proxy statement, our 2010 Annual Report and directions to the Meeting are available online at www.proxyvote.com.

Proposal No. 1        Election of Directors

The number of directors of the Company has been fixed at six (6) by the Board. The Board recommends the election of the six (6) nominees listed below, to hold the office of director until the next annual meeting of shareholders and until their successors are elected and qualified, or until their earlier death, resignation or removal. The persons named as "proxies" in the enclosed Proxy, who have been designated by the Company’s management, intend to vote for the six (6) nominees for election as directors unless otherwise instructed in such Proxy. If at the time of the Meeting, any of the nominees named below should be unable to serve, the discretionary authority provided in the Proxy will be exercised to vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the Board.

The Board of Directors believes that it is necessary for each of our directors to possess many qualities and skills. When searching for new candidates, the Board considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future gap.   Nominees for director are to be selected on the basis of, among other criteria, experience, knowledge, skills, expertise, integrity, diversity, ability to make analytical inquiries, understanding of or familiarity with our business, products or markets or similar business, products or markets, and willingness to devote adequate time and effort to Board responsibilities. The Board may establish additional criteria and is responsible for assessing the appropriate balance of criteria required of Board members. In considering candidates for the Board, the Board considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.  Although we do not have a written policy with respect to Board diversity, the Board believes that a diverse board leads to improved Company performance by encouraging new ideas, expanding the knowledge base available to management and fostering a boardroom culture that promotes innovation and vigorous deliberation.

Nominees
The following table below, together with the summaries that follow, set forth the principal occupation or employment and principal business of the employer, if any, of each director and nominee for director, as well as his or her age, business experience, qualifications and other directorships held by him or her and the period during which he has previously served as director of the Company. Each nominee has consented to being named in this Proxy Statement as a nominee for election as director and has agreed to serve as a director if elected.

In addition to the information presented below regarding each nominee’s specific experience, qualifications and attributes that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Company and our Board.

Name	Age	Position	Year First Elected
Gregory H. Barnhill	57	Director	2001
Dennis Brovarone	54	Director	1996
John J. Carbone, MD	49	Director	2009
Michael L. Krall	58	President, CEO, Chairman, Director	1992
Paul V. Maier	63	Director	2008
Donna Singer	40	Executive Vice President, Director	1998

The Board recommends a vote “FOR” each nominee listed above. Proxies solicited by the Board will be so voted unless shareholders specify otherwise on the accompanying proxy card.

Business Experience of Nominees
GREGORY H. BARNHILL   Mr. Barnhill is a Partner in Brown Advisory Securities, LLC, a member firm of the Financial Industry Regulatory Authority, Inc. (FINRA).  Previously, Mr. Barnhill served as Managing Director of North American Equity Sales at Deutsche Banc Alex Brown Inc., an investment services firm. He joined the firm in 1975, following his graduation from Brown University with a degree in economics.  Mr. Barnhill is on the board of Osiris Therapeutics, Inc. (NASDAQ: OSIR), a biotechnology company, and serves as a board member for a number of charitable and philanthropic organizations. We believe that Mr. Barnhill should serve on our Board due to his extensive knowledge of capital and securities markets, his experience as a professional investor, his insights regarding investor preferences and practices, his experience with other publicly held corporations and his historical understanding of our business, operations, and strategic objectives.

DENNIS BROVARONE   Mr. Brovarone has been practicing corporate and securities law since 1986 and as a sole practitioner since 1990, specializing in U.S. public companies.  He was elected to the Board in April 1996, and acted as counsel to the Company at the time of our Initial Public Offering in that year.  Mr. Brovarone has served as securities counsel to the Company since that time.  Mr. Brovarone is a long standing member of our Board and has a deep knowledge of the Company. We believe that Mr. Brovarone should serve on our Board due to his extensive knowledge of U.S. securities law and capital markets, his experience in strategic transactions and mergers and acquisitions, his technical skills across various industries, and his depth of understanding of our business and operations, which he has acquired through his more than fourteen years of service to the Company.

JOHN J. CARBONE, MD   Dr. Carbone is a Board Certified Orthopedic Surgeon and a Fellow of the American Academy of Orthopedic Surgeons. Since 2004, he has served as the Director, Orthopedic Spine Services at Harbor Hospital in Baltimore, MD.    Dr. Carbone received a bachelor's degree in engineering from The United States Merchant Marine Academy in 1983. He then served as a marine engineer for Military Sealift Command until 1988, and as a lieutenant in the United States Naval Reserve until 1993. He received his medical degree from the University of Maryland School of Medicine in 1992, and completed his orthopedic residency training and his reconstructive spinal surgery fellowship at The Johns Hopkins Hospital.  Dr. Carbone has been a senior officer of two privately held orthopedic research and design companies, and is the inventor of several patented orthopedic devices and methods.  We believe that Dr. Carbone should serve on our Board due to his knowledge of the medical device market and FDA regulatory processes, combined with his knowledge of business operations, which provides the Board with important insights into the Company’s business strategies and opportunities.  In addition, Dr. Carbone has extensive contacts in the medical field and with medical device and pharmaceutical corporations.

MICHAEL L. KRALL   Mr. Krall is the Company’s founder.  Additionally, he has held the positions of President, CEO and Chairman of the Board since 1993, and is an inventor or co-inventor on the majority of our SDC patent portfolio.  We believe that Mr. Krall should serve on our Board due to his unparalleled knowledge of our technology, our operations and our relationships with our partners, which he has acquired through his more than 17 years of service and leadership to the Company, and which allows for strategic and operational insight for the Company.   The Board also believes Mr. Krall’s leadership ability and commitment to excellence make him well suited to serve as Chairman of our Board.

PAUL V. MAIER Since November 2009, Mr. Maier has served as Chief Financial Officer of Sequenom, Inc., a life sciences company based in San Diego.  Previously, he served as Vice President, Chief Financial Officer and became Senior Vice President, Chief Financial Officer of Ligand Pharmaceutical Inc., a biotechnology company, from 1992 to 2007.  Prior to Ligand Pharmaceutical, Mr. Maier served as Vice President, Finance at DFS West, a division of DFS Group, L.P., a private multinational retailer from October 1990 to October 1992. From February 1990 to October 1990, Mr. Maier served as Vice President and Treasurer of ICN Pharmaceuticals, Inc., a pharmaceutical and biotechnology research products company. Mr. Maier held various positions in finance and administration at SPI Pharmaceuticals, Inc., a biotechnology company and a publicly held subsidiary of ICN Pharmaceuticals Group, from 1984 to 1988, including Vice President, Finance from February 1984 to February 1987. Mr. Maier received an M.B.A. from Harvard Graduate School of Business and a B.S. from Pennsylvania State University.   Mr. Maier also serves on the boards of directors of International Stem Cell Corp. and Hana Biosciences, Inc., both publicly-held biotechnology companies.  We believe that Mr. Maier should serve on our Board due to his depth of knowledge and understanding of financial operations and regulatory environments, through his service in senior management positions of U.S. public companies in the life sciences industry.  Additionally, his service on other public company boards combined with his business acumen and judgment provide our Board with valuable accounting, financial and operational expertise and leadership.

DONNA SINGER   Ms. Singer is the Executive Vice President of the Company and has been a director since 1998. From 1996 to 1998, Ms. Singer served as Vice President of Operations for the Company.  We believe that Ms. Singer should serve on our Board due to her extensive knowledge of our technology, our operations and markets for our SDC technology, having been a senior executive at the Company for fourteen years.  As a result of her experience and expertise, Ms. Singer provides the Board with important insight into our operations, business strategies, our current and proposed strategic partners and the markets in which we compete.

Corporate Governance

Independence of the Board of Directors and its Committees
Since April 2008, our common stock has been listed on the NASDAQ Capital Market under the symbol “PURE.”  As required under NASDAQ Stock Market listing standards, a majority of the members of a listed company's board of directors must qualify as “independent,” as affirmatively determined by the Board. Our Board consults with our counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in applicable NASDAQ listing standards, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director and PURE Bioscience, our senior management and our independent auditors, our Board has affirmatively determined that each of Mr. Barnhill, Mr. Brovarone, Dr. Carbone and Mr. Maier are independent directors within the meaning of the applicable NASDAQ listing standards.

As required under applicable NASDAQ Stock Market listing standards, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.  All of the committees of our Board are comprised entirely of directors determined by the Board to be independent within the meaning of the applicable NASDAQ listing standards.

Information Regarding the Board of Directors and its Committees
In February 2008, our Board established an audit committee (the “Audit Committee”) and a compensation committee (the “Compensation Committee”).  Each committee operates pursuant to a written charter, copies of which can be found on the corporate governance section of our web site, www.purebio.com. Each of our Board committees is required to perform an annual self-performance evaluation, which evaluation includes a comparison of the performance of the respective committee in light of the requirements of its charter.

Audit Committee
The Audit Committee reviews our corporate accounting and financial reporting process on behalf of the Board. The Audit Committee has the sole authority to appoint, retain or terminate our independent auditors; approves in advance all audit and permissible non-audit services to be provided to us by our independent auditors; oversees the independence of our independent auditors; evaluates our independent auditors' performance; oversees and evaluates management's assessment of the effectiveness of internal control over financial reporting as of the end of each fiscal year; oversees and evaluates our accounting and financial controls; receives and considers our independent auditors' comments as to accounting and financial controls; discusses with management and our independent auditors the results of the annual audit and our annual financial statements; discusses with management and our independent auditors, as applicable, the results of our independent auditors' interim review of our quarterly financial statements, as well as our earnings press releases; and reviews and approves all related-party transactions that are required to be disclosed by applicable laws, rules or regulation.

Mr. Maier is the Chairman of the Audit Committee. Our Board has made a qualitative assessment of Mr. Maier’s knowledge and experience based on a number of factors, including his formal education and prior work experience., and has determined that Mr. Maier qualifies as an "audit committee financial expert," as defined in applicable rules promulgated by the Securities and Exchange Commission (“SEC”).  In general, an “audit committee financial expert” is an individual member of the audit committee who understands Generally Accepted Accounting Principles and financial statements; is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity of our own financial statements; understands internal controls over financial reporting; and  understands audit committee functions.

Each Audit Committee member is independent as defined in applicable NASDAQ listing standards and SEC regulations.  Mr. Barnhill and Mr. Maier have been members of the Audit Committee since its inception in February 2008, and Dr. Carbone since March 2009.

Compensation Committee
The Compensation Committee assists the Board in fulfilling its responsibilities in connection with the compensation of our directors, officers, and employees.  It performs this function by establishing and overseeing the administration of our compensation policies for our executives; reviewing and approving strategies for attracting, developing and motivating management and employees; recommending to the Board the approval of compensation plans and programs, including various incentive compensation, retirement and other benefit plans; and administering or overseeing approved compensation plans or programs.

The Compensation Committee has retained Radford Surveys & Consulting, a division of Aon Consulting, as an independent consultant to advise on matters related to executive and director compensation and evaluating executive compensation programs. The consultant reports to and acts at the direction of the Compensation Committee. The Compensation Committee instructs the consultant with respect to its duties and, other than subscription fees we pay for compensation, benefit and benchmark surveys we purchase from them, the consultant receives no other compensation from us outside its role as advisor to the Compensation Committee.  These duties include preparing competitive compensation analyses and assisting the Compensation Committee with identifying and selecting our group of peer companies listed in the Compensation Discussion and Analysis section later in this Proxy Statement. Along with the consultant, our Chief Executive Officer assists the Compensation Committee in reaching compensation decisions with respect to the Named Executive Officers other than himself.

The Compensation Committee conducts annual reviews of the performance of our Chief Executive Officer and makes recommendations to the independent directors on the full Board for their approval of his compensation.  The Compensation Committee also reviews and makes recommendations to the full Board with respect to director compensation. Additional information regarding the role the Compensation Committee plays in establishing the compensation of our officers and directors can be found in the Compensation Discussion and Analysis section of this Proxy Statement below.  Mr. Maier is the Chairman of the Compensation Committee, with Mr. Brovarone and Mr. Barnhill also serving as committee members.

Director Nominees
The Board does not have a nominating committee, which the Board of Directors determined is not necessary given the relatively small size of the Company’s Board of Directors, management team and operations. Director nominees are selected, or recommended for the Board’s selection, by a majority of the independent directors.  The Board does not have a written charter regarding its director nomination process and will consider candidates for directors proposed by shareholders.  Not less than 90 days prior to the next meeting of the Board at which the slate of Board nominees is adopted, the Board accepts written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate's qualifications to serve as a director and a statement of why the shareholder submitting the name of the proposed nominee believes that the nomination would be in the best interests of shareholders. If the proposed nominee is not the shareholder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission. The letter should be accompanied by a resume supporting the nominee's qualifications to serve on the Board, as well as a list of references.

The director nominees are indentified through a combination of referrals, including by management, existing directors and shareholders, where warranted. Once a candidate has been identified, the Board reviews the individual's experience and background, and may discuss the proposed nominee with the source of the recommendation. If the Board believes it to be appropriate, one or more of our directors may meet with the proposed nominee before making a final determination whether to include the proposed nominee as a member of management's slate of director nominees submitted to shareholders for election to the Board.

Among the factors that the Board considers when evaluating proposed nominees are their experience in the bioscience, chemical and/or pharmaceutical industries, knowledge of and experience with business matters, finance, capital markets and mergers and acquisitions. The Board may request additional information from the candidate prior to reaching a determination. The Board is under no obligation to formally respond to all recommendations, although as a matter of practice, it will endeavor to do so.

We do not have a formal diversity policy for selecting members of our Board. However, we do believe that it is important that our Board members collectively bring the experiences and skills appropriate to effectively carry out their responsibilities with respect to our business both as conducted today and as we plan for our longer-term strategic objectives. We therefore seek as members of our Board individuals with a variety of perspectives and the expertise and ability to provide advice and oversight in financial and accounting controls; research and development and regulatory affairs; business strategy; business development; and corporate governance, among other key areas of our business.

The Board received no shareholder recommendations for nomination to the Board in connection with the Meeting. There are six director nominees for the Meeting, all of whom are incumbent directors standing for reelection.

The Board's Role in Risk Oversight
Our Board's role is to oversee the senior management team to assure that the long-term interests of shareholders are being properly served, including understanding and assessing the principal risks associated with our business and operations and reviewing options for the mitigation or management of such risks. The Board as a whole is responsible for such risk oversight, but administers certain of its risk oversight functions through the Audit Committee and the Compensation Committee. The members of the Board participate in our risk oversight assessment by receiving regular reports from members of senior management on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks.

The Audit Committee is responsible for the oversight of our accounting and financial reporting processes, including our systems of internal accounting control. The Audit Committee also oversees policies governing the process by which executive management assesses and manages the Company’s exposure to risk, and discusses major financial risk exposures and the steps management has taken to monitor and control such exposures.  The Compensation Committee evaluates our compensation policies and practices with the goal of ensuring that they support organizational objectives and shareholder interests, and do not create incentives for inappropriate short-term risk-taking. Members of the management team report directly to the Board or the appropriate Committee. The directors then use this information to understand identify, manage and attempt to mitigate risk. After a Committee has discussed the management report, the Chairman of the relevant Committee reports on the discussion to the full Board during the next Board meeting. This enables the Board and its Committees to coordinate the risk oversight role.

The Board's Leadership Structure
We do not have a policy on whether the same person should serve as both the principal executive officer and Chairman of the Board or, if the roles are separate, whether the Chairman of the Board should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to make these determinations in the way that it believes best provides appropriate leadership for the Company at a given time based on the position and direction of the Company and the membership of the Board.  Currently, the positions of Chairman and Chief Executive Officer are combined and held by Mr. Krall. Mr. Krall’s in-depth knowledge of the Company’s strategic priorities and operations enables him to facilitate effective communication between management and the Board of Directors and see that key issues and recommendations are brought to the attention of the Board, providing an effective leadership structure. Having the Chief Executive Officer serve as the Chairman also helps to ensure that the Chief Executive Officer understands and can implement the recommendations and decisions of the Board.

Meetings of the Board of Directors and Board and Committee Member Attendance
Our full Board of Directors met 3 times in Fiscal 2010, either telephonically or in person, while each of the committees met at least four times.  Each incumbent Board member attended seventy-five percent or more of the aggregate of the meetings of the Board and of the committees on which they served that were held during the period for which he or she served as a director.

Shareholder Communications with our Board of Directors
Our Board adopted a Shareholder Communications with Directors Policy in February 2008.  This policy is available in the Corporate Governance section of our website, www.purebio.com.

Shareholders may communicate appropriately with our directors by sending written correspondence addressed to Donna Singer, Executive Vice President, PURE Bioscience, 1725 Gillespie Way, El Cajon, CA 92020.  The Executive Vice President will maintain a log of all correspondence so received and will deliver as soon as practicable such correspondence to the identified director addressee(s). The correspondence will not, however, be delivered if there are safety, security, appropriateness or other concerns that mitigate against delivery of the correspondence, as determined by the Executive Vice President in consultation with legal counsel. The Board or individual directors so addressed shall be advised of any correspondence withheld. The Board or individual director, as applicable, will generate an appropriate response to all validly received shareholder correspondence and will direct the Executive Vice President to send the response to the particular shareholder.

Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all of our officers, directors and employees. The Code of Business Conduct and Ethics is available in the Corporate Governance section of our website, www.purebio.com.  The Code of Business Conduct and Ethics contains general guidelines for conducting the business of our company consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002, and Item 406 of Regulation S-K.

Family Relationships
There is no family relationship between any director, executive or person nominated or chosen by PURE Bioscience to become a director or executive officer.

Director Attendance at Annual Meeting
All of our Board members then serving attended the annual meeting of shareholders held on January 20, 2010.

Proposal No. 2.        Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee has selected Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending July 31, 2011, and is seeking ratification of such selection by our shareholders at the Meeting. Our Board engaged Mayer Hoffman McCann P.C. in September 2007, and the firm has audited our financial statements for the fiscal years ended July 31, 2007 through July 31, 2010.  Representatives of Mayer Hoffman McCann P.C. are expected to be present at the Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require shareholder ratification of the selection of our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Mayer Hoffman McCann P.C. to our shareholders for ratification as a matter of good corporate practice.  If our shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Mayer Hoffman McCann P.C.  Even if the selection is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if our Audit Committee determines that such a change would be in the best interests of our shareholders.

The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present either in person or by proxy, is required to ratify the appointment of Mayer Hoffman McCann P.C.

Independent Registered Public Accounting Firm's Fees and Services
The following table provides information regarding the fees billed to us by Mayer Hoffman McCann P.C. for Fiscal 2010 and 2009.  All fees described below were approved by the Board or the Audit Committee:

	Fiscal Year Ended
	2010	2009

Audit Fees (1)	$212,000	$232,000

Audit-Related Fees (2)	-	-

Tax Fees (3)	7,800	7,500

All Other Fees (4)	-	-

Total Fees	$219,800	$239,500

(1)
Audit Fees include fees for services rendered for the audit and/or review of our financial statements, including our Annual Report on Form 10-K and our periodic reports; the review of our internal controls over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002; and fees for services rendered in connection with registration statements and other documents filed with the SEC.

(2)
Audit Related Fees consist of amounts billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.  There were no such fees incurred in Fiscal 2010 or Fiscal 2009.

(3)	Tax Fees consist of amounts billed for services in connection with the preparation of our federal and state tax returns.

(4)
All Other Fees consist of amounts billed for other permissible work by Mayer Hoffman McCann P.C. that is not included in the above category descriptions. There were no such fees incurred in Fiscal 2010 or Fiscal 2009.

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent auditor and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval. Any proposed services not included within the list of pre-approved services or any proposed services that will cause the Company to exceed the pre-approved aggregate amount requires specific pre-approval by the Audit Committee.  All “Tax Fees” listed in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures.

The Board recommends a vote “FOR” the ratification of the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending July 31, 2011.

Proposal No. 3.     Reincorporation of the Company From California to Delaware

On November 19, 2010, the Company’s Board of Directors (the “Board”) approved a proposal that would result in a change in the Company’s state of incorporation from California to Delaware, (the “Reincorporation”) and which includes, among other items, an increase in the Company’s authorized Common Stock from 50,000,000 shares to 100,000,000 (the “Authorized Share Increase”), which Authorized Share Increase is discussed in more detail below under the heading “Increase in Authorized Common Stock.”  To accomplish the Reincorporation, the Board approved a merger agreement providing for the Company to merge into a newly formed wholly-owned subsidiary, Pure Bioscience, Inc., incorporated in the state of Delaware (“Pure Delaware” or the “Delaware Company”), subject to approval of the Company’s shareholders at the Annual Meeting and certain other conditions.   The name of the Delaware corporation, which will be the successor to the Company, will be Pure Bioscience, Inc.  The Company as it currently exists as a corporation organized under the laws of the State of California is sometimes referred to herein as “Pure California”.

Our Board believes that the Reincorporation is in the best interests of the Company and will help maximize shareholder value.  The primary purpose of the Reincorporation is to enable us to reincorporate from California to Delaware, where most publicly-traded corporations are domiciled.  In addition, we believe the new charter documents that will be adopted in the Reincorporation clarify certain ambiguities in our existing charter documents.  The Board believes that the Reincorporation in Delaware will provide the Company with greater flexibility in corporate governance than is currently available under California law, and will help attract and retain directors and officers.  Delaware’s corporate laws are generally more modern, flexible, highly developed and predictable than California’s corporate laws.  In addition, Delaware corporate laws are periodically revised to be responsive to the changing legal and business needs of corporations.  Reincorporation would allow us to take advantage of the certainty provided by extensive Delaware case law, would provide access to the specialized Chancery Court, and would help in the recruitment and retention of outside directors due to the more tested exculpation and indemnification provisions permitted under Delaware law.

As part of the Reincorporation, we will increase the amount of the Company’s authorized Common Stock from the 50,000,000 shares that are currently available for issuance pursuant to the California Articles to a total of 100,000,000 shares of Common Stock that are available for future issuance pursuant to the Delaware Certificate.  The proposed increase in authorized shares is discussed in more detail below under the heading “Increase in Authorized Common Stock”.

As of November 17, 2010, the directors and executive officers of the Company owned 2,501,532 shares of the Company’s Common Stock, which is 6.75% of the outstanding shares. We expect that the directors and executive officers will vote all their shares in favor of the Reincorporation.

Shareholders are urged to read this section of the Proxy Statement carefully, including all of the related annexes referenced below and attached to this Proxy Statement, before voting on the Reincorporation.  The following discussion summarizes material provisions of the Reincorporation.  This summary is subject to and qualified in its entirety by the Agreement and Plan of Merger (the “Reincorporation Agreement”) that will be entered into by Pure California and Pure Delaware in substantially the form attached hereto as Annex A, the Certificate of Incorporation of Pure Delaware to be effective immediately following the Reincorporation (the “Delaware Certificate”), in substantially the form attached hereto as Annex B, and the Bylaws of Pure Delaware to be effective immediately following the Reincorporation (the “Delaware Bylaws”), in substantially the form attached hereto as Annex C.  Copies of the Articles of Incorporation of the Company filed in California, as amended to date (the “California Articles”), and the Bylaws of the Company, as amended to date (the “California Bylaws”), are attached as exhibits to our Annual Report on Form 10-K and are also available for inspection at our principal office.  Copies of such documents will be sent to shareholders free of charge upon written request.

Proxies solicited by the Board of Directors will be voted for Proposal No. 3 unless the shareholder specifies otherwise in the proxy.

Principal Reasons for the Reincorporation
As we plan for the future, our Board and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions.  The prominence and predictability of Delaware corporate law provide a reliable foundation on which our Company’s governance decisions can be based, and we believe that our shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.  The principal factors the Board considered in electing to pursue the Reincorporation are summarized below.

Predictability, Flexibility and Responsiveness to Corporate Needs. Delaware has adopted comprehensive and flexible corporate laws which are revised regularly to meet changing business circumstances.  The Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law.  In addition, Delaware offers a system of specialized Chancery Courts to deal with corporate law questions, which have streamlined procedures and processes that help provide relatively quick decisions.  These courts have developed considerable expertise in dealing with corporate issues, as well as a substantial and influential body of case law construing Delaware’s corporate law.  In contrast, California does not have a similar specialized court established to hear only corporate law cases.  Rather, disputes involving questions of California corporate law are either heard by the California Superior Court, the general trial court in California that hears all manner of cases, or, if federal jurisdiction exists, a federal district court.  In addition, the Delaware Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions.

Delaware has become a preferred domicile for most major American corporations and Delaware law and administrative practices have become comparatively well-known and widely understood.  As a result of these factors, it is anticipated that Delaware law will provide greater efficiency, predictability and flexibility in our legal affairs than is presently available under California law.

Enhanced Ability to Attract and Retain Directors and Officers. The Board of Directors believes that the Reincorporation will enhance our ability to attract and retain qualified directors and officers, as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Company.  We are in a competitive industry and compete for talented individuals to serve on our management team and on our Board of Directors.  The vast majority of public companies are incorporated in Delaware.  Not only is Delaware law more familiar to directors, Delaware offers greater certainty and stability from the perspective of those who serve as corporate officers and directors.  The parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under California law.  The Board believes that reincorporation in Delaware will provide appropriate protection for shareholders from possible abuses by directors and officers, while enhancing our ability to recruit and retain directors and officers.  In this regard, it should be noted that directors’ personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit.  We believe that the better understood and comparatively stable corporate environment afforded by Delaware will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers.

Takeover Response.  The Board has evaluated the measures currently in place pursuant to the California Articles and the California Bylaws that would enable it to protect shareholder interests in the event of a hostile takeover attempt against the Company.  The Board has determined that certain of such measures are insufficient to properly protect shareholder interests and has proposed to include certain measures in the Delaware Certificate and the Delaware Bylaws that would better enable the Board to properly respond to a hostile takeover attempt.  These measures include eliminating the ability of shareholders to call special meetings and the prohibition of actions by written consent of shareholders.  Many of these measures have not been as fully tested in the California courts as in the Delaware courts.  As a result, Delaware law affords greater certainty that these measures will be interpreted, sustained and applied in accordance with the intentions of the Board of Directors.  In general, Delaware case law provides a well-developed body of law defining the proper duties and decision making process expected of a board of directors in evaluating potential and proposed corporate takeover offers and business combinations.  The Board of Directors believes that these measures and related Delaware law will help the Delaware Company Board to protect the Delaware Company’s corporate strategies, to consider fully any proposed takeover and alternatives, and, if appropriate, to negotiate terms that maximize the benefit to all of our shareholders.

Greater Access to Capital.  Underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for us following the Reincorporation because Delaware law is better understood than California law.  In addition, the increase in the number of authorized shares of common stock that is a part of the Reincorporation will better enable us to raise capital through the issuance of our capital stock to investors.  As described below in “Increase in Authorized Common Stock”, without a shareholder-approved increase in our authorized shares of common stock, only approximately 5.6 million of the Company’s currently authorized shares remain available for issuance.

Mechanics of the Reincorporation
The Reincorporation will be effected by the merger of Pure California with and into Pure Delaware, a wholly-owned subsidiary of the Company that has been recently incorporated under the Delaware General Corporation Law (the “DGCL”) for purposes of the Reincorporation.  The Company as it currently exists as a California corporation will cease to exist as a result of the merger and Pure Delaware will be the surviving corporation and will continue to operate our business as it existed prior to the Reincorporation.  The existing holders of our common stock will own all of the outstanding shares of Pure Delaware common stock and no change in ownership will result from the Reincorporation.  Assuming approval by our shareholders, we currently intend to cause the Reincorporation to become effective as soon as reasonably practicable following the Annual Meeting, which is scheduled for January 19, 2011.

At the effective time of the Reincorporation, we will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL.  Although the Delaware Certificate and the Delaware Bylaws contain many similar provisions from the California Articles and the California Bylaws, they do include certain provisions that are different from the provisions contained in the current California Articles, California Bylaws or under the California General Corporation Law, including, among others, the Authorized Share Increase described in more detail below.  See “The Charters and Bylaws of Pure California and Pure Delaware Compared and Contrasted” and “Significant Differences Between the Corporation Laws of California and Delaware” below.

No Change in the Directors, Business, Management, Location of Principal Facilities of the Company, Employee Plans, or Exchange Listing
Other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of our current employees, including management.  Upon consummation of the Reincorporation, our daily business operations will continue as they are presently conducted at our principal executive office located at 1725 Gillespie Way, El Cajon, California 92020.  The consolidated financial condition and results of operations of Pure Delaware immediately after consummation of the Reincorporation will be the same as those of Pure California immediately prior to the consummation of the Reincorporation.  In addition, upon the effectiveness of the merger, the Board of Directors of Pure Delaware will consist of those persons elected to the Board of Directors of Pure California, and will continue to serve for the term of their respective elections to our Board, and the individuals serving as executive officers of Pure California immediately prior to the Reincorporation will continue to serve as executive officers of Pure Delaware, without a change in title or responsibilities.  Upon effectiveness of the Reincorporation, Pure Delaware will be the successor in interest to Pure California and the shareholders will become stockholders of Pure Delaware.

In the event the Reincorporation is approved, when the Reincorporation is effected, each outstanding share of Pure California Common Stock will automatically be converted into one share of Common Stock of Pure Delaware.   All of our employee benefit and incentive compensation plans immediately prior to the Reincorporation will be continued by Pure Delaware and each outstanding option to purchase shares of Pure California’s Common Stock will be converted into an option to purchase an equivalent number of shares of Pure Delaware’s Common Stock on the same terms and subject to the same conditions.  In addition, each outstanding warrant exercisable for shares of Pure California Common Stock will be converted into a warrant exercisable for the same number of shares of Pure Delaware Common Stock with no other changes in the terms and conditions of such warrant.   The registration statements of Pure California on file with the SEC immediately prior to the Reincorporation will be assumed by Pure Delaware, and the shares of Pure Delaware will continue to be listed on the NASDAQ Capital Market.

CERTIFICATES FOR SHARES IN PURE CALIFORNIA WILL AUTOMATICALLY REPRESENT SHARES IN PURE DELAWARE UPON COMPLETION OF THE MERGER, AND SHAREHOLDERS WILL NOT BE REQUIRED TO EXCHANGE STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION.

The Reincorporation Agreement provides that the Board may abandon the Reincorporation at any time prior to the Effective Time if the Board determines that the Reincorporation is inadvisable for any reason. For example, the DGCL or the California General Corporation Law may be changed to reduce the benefits that the Company hopes to achieve through the Reincorporation, or the costs of operating as a Delaware corporation may be increased, although the Company does not know of any such changes. The Reincorporation Agreement may be amended at any time prior to the Effective Time, either before or after the shareholders have voted to adopt the proposal, subject to applicable law. The Company will re-solicit shareholder approval of the Reincorporation if the terms of the Reincorporation Agreement are changed in any material respect.

Possible Disadvantages
Notwithstanding the belief of the Board as to the benefits to our shareholders of the Reincorporation, it should be noted that Delaware law has been criticized by some commentators and institutional shareholders on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states, including California.  In addition, the Delaware Certificate and the Delaware Bylaws, in comparison to the California Articles and the California Bylaws, contain or eliminate certain provisions that may have the effect of reducing the rights of minority shareholders.  The Reincorporation of the Company in Delaware may make it more difficult for minority shareholders to elect directors and influence our policies.  It should also be noted that the interests of the Board, management and affiliated shareholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated shareholders.  For a summary comparison of shareholders’ rights and the power of management under Delaware and California law, see “The Charters and Bylaws of Pure California and Pure Delaware Compared and Contrasted” and “Significant Differences Between the Corporation Laws of California and Delaware” below.  In addition, franchise taxes in Delaware may be greater than in California.

The Board of Directors has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

Increase in Authorized Common Stock
As part of the Reincorporation, the Board proposes increasing the number of authorized shares of Common Stock from 50,000,000 shares that are currently available for issuance pursuant to the California Articles to 100,000,000 shares that are reserved for issuance pursuant to the Delaware Certificate (the “Authorized Share Increase”). Of the Company’s existing 50,000,000 shares of authorized shares of Common Stock, 37,037,882 shares were outstanding as of November 17, 2010, and after taking into account shares underlying outstanding stock options, outstanding warrants and the reservation of shares for issuance under our equity-based compensation plans, approximately 5,579,463 of the 50,000,000 shares authorized in the California Articles remain available for issuance.

The Board of Directors believes the Authorized Share Increase is necessary and advisable in order to maintain our financing and capital raising flexibility and to generally maintain our flexibility in today’s competitive and fast-changing environment. Other possible business and financial uses for the additional shares of Common Stock include, without limitation, future stock splits, acquiring other companies, businesses or products in exchange for shares of Common Stock, attracting and retaining employees by the issuance of additional securities under our various equity compensation plans and other transactions and corporate purposes that the Board of Directors deems are in the Company's best interest.  The additional authorized shares would enable us to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance(s) could proceed, except as provided under Delaware law or under the rules applicable to the NASDAQ Capital Market. Other than issuances pursuant to employee benefit plans and currently outstanding warrants, as of the date of this Proxy Statement we have no arrangements or understandings regarding the additional shares that would be authorized if the Reincorporation is approved. However, we review and evaluate potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in the best interests of the Company and our shareholders.

The Authorized Share Increase is contingent on the approval by our shareholders of the Reincorporation and would not have any immediate dilutive effect on the proportionate voting power or other rights of existing shareholders. If the Reincorporation is approved, the Authorized Share Increase will be effective at the time that the Reincorporation is consummated.

As is true for shares presently authorized but unissued, the future issuance of Common Stock authorized by the Authorized Share Increase may, among other things, decrease existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting rights of existing shareholders and have a negative effect on the market price of the Common Stock.

We have not proposed the increase in the number of authorized shares of Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor our current Board. Although the Authorized Share Increase has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, shareholders should be aware that the effect of the Authorized Share Increase could facilitate future attempts by the Company to oppose changes in control of the Company and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. We could also use the additional shares of Common Stock for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments, although we have no immediate plans to do so. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance shareholder value or that they will not adversely affect our business or the trading price of the Common Stock.

Recommendation of Our Board of Directors

For the reasons described in this Proxy Statement, our Board of Directors recommends unanimously that you vote “FOR” approval of the Reincorporation Proposal.

The Charters and Bylaws of Pure California and Pure Delaware Compared and Contrasted
The Delaware Certificate and the Delaware Bylaws of Pure Delaware will be the certificate of incorporation and bylaws of the Company following the Reincorporation.  Accordingly, shareholder approval of the Reincorporation will constitute an approval of the Delaware Certificate and the Delaware Bylaws.  The material changes that have been made in the Delaware Certificate and the Delaware Bylaws of Pure Delaware as compared with those of Pure California are described below in this section or under “Significant Differences Between the Corporation Laws of California and Delaware” below.  The Delaware Certificate and the Delaware Bylaws are attached hereto as Annexes  B and C, respectively, and the California Articles and the California Bylaws have been previously filed with the SEC by the Company.  In addition, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Delaware Certificate following shareholder approval and certain such changes could be implemented by amendment of the Delaware Bylaws without shareholder approval.  If the Reincorporation is not approved by our Shareholders, we may also choose to amend certain provisions of the California Bylaws without shareholder approval, as permitted by the California Bylaws and California law.  The following summary of the applicable provisions of the Delaware Certificate, Delaware Bylaws, California Articles and California Bylaws describes only those differences between the California Articles and the California Bylaws, on the one hand, and the Delaware Certificate and the Delaware Bylaws, on the other hand, that the Board considers to be material to shareholders and does not purport to be complete, and is subject to, and qualified in its entirety by reference to such documents.  Shareholders are encouraged to read the Delaware Certificate, Delaware Bylaws, California Articles and California Bylaws in their entirety.

Delaware Certificate – Increase of Authorized Common Stock. As discussed in more detail above under the heading “Increase in Authorized Common Stock”, the Delaware Certificate authorizes 100,000,000 shares of common stock, which represents an increase of 50,000,000 shares as compared to the 50,000,000 shares of Common Stock that are currently authorized for issuance under the California Articles.

Delaware Certificate – Preferred Stock. Similar to the California Articles, the Delaware Certificate authorizes 5,000,000 shares of preferred stock and gives the Board the authority, within the limitations in the Delaware Certificate, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of preferred stock.  Under either the Delaware or California Articles, shares of preferred stock could be issued in a financing in which investors purchase preferred stock with rights, preferences and privileges that may be superior to those of the Common Stock.  In addition, shares of preferred stock could be issued in connection with a shareholder rights plan, or poison pill or rights plan, which would allow shareholders (other than hostile parties) to purchase Pure Delaware common stock at a discount to the then current market price, which would have a dilutive effect on the hostile parties.  No shares of preferred stock are currently outstanding.

Restrictions on Transactions with Interested Shareholders
The California Bylaws impose certain restrictions regarding certain interested-party transactions, including (i) any merger or consolidation of the Company with a holder of at least 5% of the Company’s voting stock (an “Interested Shareholder”); (ii) any sale, lease or similar disposition to an Interested Shareholder of any asset of the Company constituting at least 5% of the total assets of the Company; (iii) the issuance or transfer by the Company of any securities of the Company to an interested shareholder in return for cash or other property, being at least 5% of the total assets of the Company; (iv) the adoption of any plan to dissolve or liquidate the Corporation proposed by an interested shareholder; or (v) any reclassification of securities or recapitalization of the Company or merger whereby the percentage of shares of any interested shareholder is increased.  Pursuant to the California Bylaws, any such transaction with an Interested Shareholder must be approved by the holders of at least 60% of the shares entitled to vote, unless the business combination is approved in advance by those persons then on the Board who were directors immediately prior to the time the Interested Shareholder first became an Interested Shareholder and who would have constituted a majority of the Board at that time, or (ii) certain minimum, unspecified “fair price” requirements are met.

The Delaware Bylaws do not contain any such limitations; however, Pure Delaware has not opted out of Section 203 of the DGCL and the Company will be subject to it following the Reincorporation.  As discussed in more detail below, Section 203 prohibits, subject to certain exceptions, a Delaware corporation from engaging in a business combination with an interested shareholder (i.e., a shareholder acquiring 15% or more of the outstanding voting stock) for three years following the date that such shareholder becomes an interested shareholder.  Section 203 makes certain types of unfriendly or hostile corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant shareholders, more difficult.

The Board believes the restrictions imposed by the California Bylaws have the potential to be unduly restrictive and cumbersome in prohibiting the Company from engaging in various transactions with its shareholders (such as, for example, a financing transaction in which a holder of five percent or more of the Company’s securities participates).  The Board believes that the protections imposed by Section 203 of the DGCL and other applicable provisions of Delaware law strike the right balance in providing the Company with flexibility while still providing protection to the Company and its shareholders from potential unsolicited takeover proposals.

Bylaw Amendments
The Delaware Bylaws, similar to the California Bylaws and the provisions of the California Corporations Code, permit both the shareholders of Pure Delaware and a majority of the directors to amend the Delaware Bylaws; provided, however, that under the California Corporations Code, a change in the size of the Board of Directors in certain circumstances may require the consent of shareholders. This power to amend the Delaware Bylaws may be used to deter, delay or prevent a change in control of Pure Delaware. In particular, as described below, the Delaware Bylaws impose time frames by which director nominations and shareholder proposals may be made by shareholders of Pure Delaware.

No Shareholder Action by Written Consent
The Delaware Bylaws do not permit shareholders to act by written consent. This provision limits the ability of the shareholders to act only at an annual or special meeting of stockholders. The California Bylaws do not expressly allow shareholders to act by written consent with respect to all matters requiring shareholder approval but may be deemed to allow shareholders to act by written consent in certain circumstances.  The Board believes it is in the best interests of shareholders to eliminate the right of shareholders to act by written consent so that all matters upon which shareholders are entitled to vote are decided at a meeting of the shareholders.  This ensures that all of the Company’s shareholders are informed in advance of, and provided the opportunity vote on, such matters prior to their adoption.

Change in Number of Directors
Under the California General Corporation Law, although a change in the number of directors must in general be approved by the shareholders, the board of directors may fix the exact number of directors within a stated range set forth in either the articles of incorporation or bylaws, if that stated range has been approved by the shareholders. Any change outside of the established range or a change in the established range must be approved by the shareholders. The California Bylaws provide that the authorized number of directors shall not be less than one and that the exact number of directors of the Company shall be fixed from to time by the Board.

Under the DGCL, the number of directors shall be fixed by or in the manner provided in the bylaws, unless the certificate of incorporation fixes the number of directors (in which case a change in the number of directors may be made only by an amendment of such certificate, which would require a vote of shareholders).  Under the Delaware Bylaws, the Board may establish the exact size of the Board.  The current size of the Board has been fixed at six directors.

Filling Vacancies on the Board of Directors
Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. A vacancy created by removal of a director may be filled by the Board only if authorized by a corporation’s articles of incorporation or by a bylaw approved by the corporation’s shareholders. The California Bylaws provide that all vacancies on the Board may be filled by a majority of the remaining directors or, if the number of directors then in office is less than a quorum, by the unanimous written consent of the directors then in office, the affirmative vote of a majority of the directors then in office or by a sole remaining director, except that a vacancy created by the removal of a director by the vote or written consent of the shareholders or by court order may be filled only by the vote or consent of the holders of any percentage exceeding fifty percent of the outstanding shares of the Company entitled to vote at a duly held meeting at which a quorum is present.

Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws. The Delaware Certificate and the Delaware Bylaws follow Delaware law and provide that any vacancies and any newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director.  As all shareholders have the ability to submit director recommendations to be considered as nominees for service on the Company’s Board, allowing shareholders to fill vacancies would circumvent this process.   As a result, the Board believes that the interests of all shareholders are most likely to be served by empowering the Board with the sole authority to fill vacancies.

Removal of Directors
The California Bylaws provide that any director may be removed from office, with or without cause, at a meeting called expressly for that purpose, by the vote or written consent of the holders of any percentage exceeding fifty percent (50%) of the outstanding shares of the Company entitled to vote or by the vote of not less than two thirds of the remaining directors.

The Delaware Bylaws follow Delaware law and provide that any director may be removed from office, with our without cause, by a majority of the Company’s stockholders at a duly called special meeting of stockholders called for such purpose, and a new director or directors may be elected by a vote of the remaining directors.  As stated above, the Board believes that the interests of all shareholders are most likely to be served by empowering the Board with the sole authority to fill vacancies.

Shareholder Proposal Provisions; Ability of Shareholders to Call Special Meetings
There is no specific statutory requirement under California or Delaware law with regard to advance notice of director nominations and shareholder proposals.  Absent a bylaw restriction, director nominations and shareholder proposals are subject to federal securities laws, which generally provide that shareholder proposals that the proponent wishes to include in the Company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the proxy statement was released in connection with the previous year’s annual meeting.

The California Bylaws provide that a special meeting of the shareholders of the Company may be called by one or more shareholders holding not less than five percent of the votes present at that meeting.  A shareholder call for a special meeting must be made in writing, specifying the date and time of such meeting and the general nature of the business proposed to be transacted, and be delivered to our officers.  If a special meeting of the shareholders is called by one or more shareholders, we must provide notice to the shareholders of record entitled to vote at such meeting in accordance with applicable law.

The Delaware Bylaws provide that only the Board has the right to call a special meeting of shareholders.  Pursuant to the Delaware Bylaws, stockholders may submit a proposal for consideration at our annual meeting.  In order to properly submit a proposal to be included in our proxy statement for its annual meeting, a stockholder’s notice must be delivered to us not less than 120 days or more than 180 days prior to the first anniversary of the date on which we first mailed our proxy materials (or, in the absence of proxy materials, our notice of meeting) for the previous year’s annual meeting of stockholders.  However, if we did not hold an annual meeting the previous year, or if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, then notice by the stockholder must be delivered to us not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made.  If the stockholder is not seeking inclusion of the proposal in our proxy statement or information statement, timely notice consists of a stockholder’s notice properly delivered to the Company not less than 90 days prior to the date of the annual meeting.

The Board believes that empowering the Board with the authority to call special meetings of the shareholders is most consistent with the Board’s duty to ensure that the Company acts to further the best interests of all shareholders and helps mitigate the possibility that one or more minority shareholders could divert the attention and time of the Board and management, as well as the Company’s resources, by forcing the Company to hold one or more special meeting for any purpose.  Further, the Board believes the California Bylaws do not provide the Company with sufficient time to properly respond to, and comply with, a request by a shareholder to hold a special meeting and allow for the possibility that one or more minority shareholders could cause significant disruptions in the Company’s affairs.   Following the Reincorporation, all shareholders will have the opportunity to submit proposals to be considered at our annual meeting.  The Board believes that the applicable time periods governing shareholder proposals to be considered at our annual meeting included the Delaware Bylaws help ensure that our annual meeting is held in an orderly fashion and provide all shareholders with sufficient time to properly consider any proposal that is to be submitted to the shareholders for consideration at the annual meeting.

Plurality Voting; Elimination of Cumulative Voting
California law provides that if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, all other shareholders of the corporation are also entitled to cumulate their votes at such election.  California law permits a corporation that is listed on a national securities exchange to amend its articles or bylaws to eliminate cumulative voting by approval of the board of directors and of the outstanding shares voting together as a single class.  The California Articles and the California Bylaws have not eliminated cumulative voting.

Under Delaware law, cumulative voting is not mandatory, and a corporation must provide for cumulative voting rights in its certificate of incorporation if it wishes to adopt cumulative voting.  Further, shareholders can adopt a bylaw amendment that specifies the vote necessary for the election of directors, such as a plurality vote.  The Delaware Bylaws provide for plurality voting for the election of directors.  Because the Delaware Bylaws provide for plurality voting, we will not provide for cumulative voting in director elections following the Reincorporation.  Most Delaware corporations have not adopted cumulative voting.

The Board believes that cumulative voting is incompatible with the objectives of a plurality voting standard.  Plurality voting enables all shareholders to have a greater voice in director elections and facilitates the election of directors that most closely represent the interests of all shareholders.  By contrast, cumulative voting gives shareholders the ability to vote all of their shares for a single nominee or to distribute the number of shares that they are entitled to vote among two or more nominees.  Cumulative voting thus allows minority shareholders to elect a director, and the absence of cumulative voting would make it more difficult for a minority shareholder whose interests are adverse to a plurality of the shareholders to obtain representation on the board of directors of the Company.

Forum for Certain Actions
As stated above, the Board believes the Reincorporation is in the best interests of our shareholders in part because Delaware has adopted comprehensive and flexible corporate laws revised regularly to meet changing business circumstances.  Delaware offers a system of specialized Chancery Courts to deal with corporate law questions, streamlined procedures and processes which help provide relatively quick decisions.  These courts have developed considerable expertise in dealing with corporate law issues, as well as a substantial and influential body of case law construing Delaware’s corporate law.  In contrast, California does not have a similar specialized court established to hear only corporate law cases.  Rather, disputes involving questions of California corporate law are either heard by the California Superior Court, the general trial court in California that hears all manner of cases, or, if federal jurisdiction exists, a federal district court.

Accordingly, the Delaware Bylaws and the Delaware Certificate provide that, except for (i) actions in which the Court of Chancery in the State of Delaware concludes that an indispensable party is not subject to the jurisdiction of the Delaware courts, and (ii) actions in which a federal court has assumed exclusive jurisdiction of a proceeding, any derivative action brought by or on behalf of the Company, and any direct action brought by a stockholder against the Company or any of its directors or officers, alleging a violation of the DGCL, the Company’s Certificate of Incorporation or Bylaws or breach of fiduciary duties or other violation of Delaware decisional law relating to the internal affairs of the Company, shall be brought exclusively in the Court of Chancery in the State of Delaware, unless otherwise permitted by the Board of Directors.

Significant Differences Between the Corporation Laws of California and Delaware
The General Corporation Laws of California and Delaware differ in many respects and, consequently, it is not practical to summarize all of the differences in this Proxy Statement.  The following provides a summary of major substantive differences between the California General Corporation Law and the DGCL beyond those discussed in “The Charters and Bylaws of Pure California and Pure Delaware Compared and Contrasted” above.  The following is not intended to be an exhaustive description of all differences between the laws of the two states.  Accordingly, all statements herein are qualified in their entirety by reference to the respective sections of the General Corporation Laws of California and Delaware.

Shareholder Voting in Acquisitions
The California and Delaware laws are substantially similar in terms of when shareholder approval is required for a corporation to undertake various types of acquisition transactions. Both California and Delaware law generally require that the holders of the outstanding shares representing a majority of the voting power of both the acquiring and target corporations approve a statutory merger. In addition, both California and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by the holders of the outstanding shares representing a majority of the voting power of the corporation selling its assets.

The DGCL does not require a shareholder vote of the surviving corporation in a merger (unless provided otherwise in the corporation’s certificate of incorporation) if:

•	The merger agreement does not amend the existing certificate of incorporation;

•	Each share of stock of the surviving corporation outstanding immediately before the transaction is an identical outstanding share after the merger; and

•	Either:

–	no shares of common stock of the surviving corporation (and no shares, securities or obligations convertible into such stock) are to be issued in the merger, or

–
the shares of common stock of the surviving corporation to be issued in the merger (including shares issuable upon conversion of any other shares, securities or obligations to be issued in the merger) do not exceed twenty percent (20%) of the shares of common stock of the surviving corporation outstanding immediately prior to the transaction.

California law contains a similar exception to its voting requirements for reorganizations, where shareholders or the corporation itself immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths (5/6ths) of the voting power of the surviving or acquiring corporation or its parent entity.

Limitations on Certain Business Combinations
Delaware, like a number of states, has adopted special laws designed to make certain kinds of “unfriendly” or “hostile” corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant shareholders, more difficult.

Under Section 203 of the Delaware statute, a Delaware corporation is prohibited from engaging in a “business combination” with an “interested shareholder” for three years following the date that such person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity that owns, individually or with or through other persons or entities, fifteen percent (15%) or more of the corporation’s outstanding voting stock (including rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and also stock as to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if:

•
Prior to the date on which the interested shareholder becomes an interested shareholder, the board of directors of the corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder;

•
Upon consummation of the transaction that makes the person or entity an interested shareholder, the interested shareholder owns at least eighty-five percent (85%) of the corporation’s voting stock outstanding at the time the transaction commenced (excluding, for purposes of determining voting stock outstanding, shares owned by directors who are also officers of the corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

•
On or after the date the person or entity becomes an interested shareholder, the business combination is approved both by the board of directors and by the shareholders at a meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested shareholder.

California law does not have a section similar to Delaware Section 203, but it does have different provisions that may limit a corporation’s ability to engage in certain business combinations. California law requires that, in a merger of a corporation with a shareholder (or its affiliate) who holds more than fifty percent (50%) but less than ninety percent (90%) of the corporation’s common stock, the other shareholders of the corporation must receive common stock in the transaction, unless all the corporation’s shareholders consent to the transaction. This provision of California law may have the effect of making a “cash-out” merger by a majority shareholder (possibly as the second step in a two-step merger) more difficult to accomplish. Delaware law does not have an analogue to the California law in this respect. However, under some circumstances Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the shareholders are not treated equally.

California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or sale of assets is made by an interested party (generally a controlling or managing party of the corporation), the interested party must provide the other shareholders with an affirmative written opinion as to the fairness of the consideration to be paid to the shareholders. This fairness opinion requirement does not apply to corporations that have fewer than 100 shareholders of record or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or a vote is sought pursuant to an interested party’s proposal and a later proposal is made by another party at least 10 days prior to the date of acceptance of the interested party’s proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw their vote, consent or proxy, and to withdraw any tendered shares. The DGCL has no comparable provision.

Cumulative Voting
In general, under California law, any director, or the entire board of directors, may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote.  In the case of a corporation with cumulative voting or whose board is classified, however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting rules.  In addition, shareholders holding at least 10% of the outstanding shares of any class may bring suit to remove any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion.

Under the DGCL, any director, or the entire board of directors, of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors.  In the case of a Delaware corporation whose board is classified, unless the certificate of incorporation provides otherwise, shareholders may effect such removal only for cause.  In addition, as in California, if a Delaware corporation has cumulative voting, and if less than the entire board is to be removed, a director may not be removed without cause by a majority of the outstanding shares if the votes cast against such removal would be sufficient to elect the director under cumulative voting rules.  Delaware law also permits a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with the removal of directors.

The California Articles and California Bylaws do not provide for a classified board of directors, but they do permit cumulative voting.  The Delaware Certificate and Delaware Bylaws do not provide for a classified Board and do not provide for cumulative voting.

Removal of Directors
In general, under California law, any director, or the entire board of directors, may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. In the case of a corporation with cumulative voting or whose board is classified, however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting rules. In addition, shareholders holding at least ten percent (10%) of the outstanding shares of any class may bring suit to remove any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion.

Under the DGCL, any director, or the entire board of directors, of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation whose board is classified, unless the certificate of incorporation provides otherwise, shareholders may effect such removal only for cause. In addition, as in California, if a Delaware corporation has cumulative voting, and if less than the entire board is to be removed, a director may not be removed without cause by a majority of the outstanding shares if the votes cast against such removal would be sufficient to elect the director under cumulative voting rules. Delaware law also permits a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with the removal of directors.

The California Articles and California Bylaws do not provide for a classified board of directors, but they do permit cumulative voting. The Delaware Certificate and Delaware Bylaws do not provide for a classified Board and do not provide for cumulative voting.

Shareholder Power to Call Special Shareholders’ Meeting
Under California law, a special meeting of shareholders may be called by the board of directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such persons as are authorized by the articles of incorporation or bylaws, which, pursuant to the California Bylaws, includes one or more shareholders representing five percent or more of the votes that may be cast at such meeting. Under the DGCL, a special meeting of shareholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Delaware Bylaws eliminate the right of shareholders to call a special meeting; instead, the Delaware Bylaws provide that such a meeting may be called pursuant to a resolution adopted by a majority of Pure Delaware’s authorized Board, including unfilled vacancies.

Limitation of Liability and Indemnification
California and Delaware have similar laws respecting the liability of directors of a corporation and the indemnification by the corporation of its officers, directors, employees and other agents for damages they incur. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty of care. Nonetheless, as discussed below, there are certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which the Board believes, among other things, helps Delaware corporations in attracting and retaining outside directors.

Elimination of Director Personal Liability for Monetary Damages
One provision of the revised DGCL permits a corporation to include a provision in its certificate of incorporation which limits or eliminates the personal liability of a director for monetary damages arising from breaches of his or her fiduciary duties to the corporation or its shareholders, subject to certain exceptions. Such a provision may not, however, eliminate or limit director monetary liability for:

•	breaches of the director’s duty of loyalty to the corporation or its shareholders;

•	acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

•	the payment of unlawful dividends or unlawful stock repurchases or redemptions; or

•	transactions in which the director received an improper personal benefit.

Such a limitation of liability provision also may not limit a director’s liability for violation of, or otherwise relieve Pure or directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

California law contains similar authorization for a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

•	intentional misconduct or knowing and culpable violation of law;

•	acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;

•	receipt of an improper personal benefit;

•
acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its shareholders;

•	acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its shareholders;

•	transactions between the corporation and a director who has a material financial interest in such transaction; and

•	liability for improper distributions, loans or guarantees.

The current California Articles eliminate the liability of directors to us for monetary damages to the fullest extent permissible under California law.  The Delaware Certificate similarly eliminates the liability of directors to us for monetary damages to the fullest extent permissible under Delaware law.  As a result, following the Reincorporation, directors of Pure Delaware cannot be held liable for monetary damages even for gross negligence or lack of due care in carrying out their fiduciary duties as directors, so long as that gross negligence or lack of due care does not involve bad faith or a breach of their duty of loyalty to the Company.

Indemnification
California law requires indemnification when the individual has defended the action successfully on the merits.  Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise.  Delaware law generally permits indemnification of expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation.  Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.  Expenses incurred by an officer or director in defending an action may be paid in advance under Delaware law or California law, if the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification.  In addition, the laws of both states authorize a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation’s articles of incorporation.  Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law.  The California Articles authorize indemnification to the fullest extent permissible under California law.  Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute.  Delaware law does not require authorizing provisions in the certificate of incorporation.

Inspection of Shareholder Lists and Books and Records
Both California and Delaware law allow any shareholder to inspect a corporation’s shareholder list for a purpose reasonably related to the person’s interest as a shareholder.  California law provides, in addition, for an absolute right to inspect and copy the corporation’s shareholder list by persons holding an aggregate of 5% or more of the corporation’s voting shares, or shareholders holding an aggregate of 1% or more of such shares who have contested the election of directors.  Delaware law also allows the shareholders to inspect the list of shareholders entitled to vote at a meeting within a ten-day period preceding a shareholders’ meeting for any purpose germane to the meeting.  Delaware law, however, contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

Under California law, any shareholder may examine the accounting books and records and the minutes of the shareholders and the board and its committees, provided that the inspection is for a purpose reasonably related to the shareholder’s interests as a shareholder.  The Delaware Law may be considered slightly more favorable to shareholders in this respect, in that a shareholder with a proper purpose is not limited to inspecting accounting books and records and minutes, and may examine other records as well.  In addition, California law limits the right of inspection of shareholder lists to record shareholders, whereas Delaware has extended that right to beneficial owners of shares.   The California Bylaws provide that shareholders holding 5% or more of the Company’s voting shares have the right to obtain from our transfer agent a list of the names and addresses of the shareholders who are entitled to vote for the election of directors.

Appraisal Rights
Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, by which the shareholder may demand to receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

Under Delaware law, fair market value is determined without reference to any element of value arising from the accomplishment or expectation of the merger or consolidation, and appraisal rights are generally not available to:

•
shareholders with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders;

•	shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.

The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of the shares to be received. Appraisal rights are also not available if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities representing more than 5/6th of the voting power of the surviving or acquiring corporation or its parent entity. Thus, appraisal rights are not available to shareholders of Pure under California law with respect to the Reincorporation.

Dissolution
Under California law, the holders of 50% or more of a corporation’s total voting power may authorize the corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote on the matter. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares entitled to vote. In addition, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with such a board-initiated dissolution. In the present case, however, the Delaware Certificate contains no such supermajority voting requirement.

Interested Director Transactions
Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable simply because of such interest, provided that certain conditions, such as obtaining required disinterested approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

Shareholder Derivative Suits
California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, if certain tests are met. Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law.

California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

Dividends and Repurchases of Shares
Delaware law is more flexible than California law with respect to payment of dividends and implementing share repurchase programs. Delaware law generally provides that a corporation may redeem or repurchase its shares out of its surplus. In addition, Delaware law generally provides that a corporation may declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. Surplus is defined as the excess of a corporation’s net assets (i.e., its total assets minus its total liabilities) over the capital associated with issuances of its common stock. Moreover, Delaware law permits a board of directors to reduce its capital and transfer such amount to its surplus.

Under California law, a corporation may not make any distribution to its shareholders unless either:

•	the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or

•
immediately after giving effect to the distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to one and one fourth (1¼) times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation’s current assets would be at least equal to its current liabilities (or one and one fourth (1¼) times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years).

These tests are applied to California corporations on a consolidated basis.

Interests of our Directors and Executive Officers in the Reincorporation
In considering the recommendations of the Board, the Company’s shareholders should be aware that certain of our directors and executive officers have interests in the transaction that are different from, or in addition to, the interests of our shareholders generally.  For instance, the reincorporation in Delaware may be of benefit to our directors and officers by reducing the potential personal liability and increasing the scope of permitted indemnification of each director and officer, by strengthening our ability to resist a takeover bid, and in other respects.  The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Reincorporation and to recommend that our shareholders vote in favor of the Reincorporation.

Certain Material United States Federal Income Tax Considerations of the Reincorporation
The following discussion summarizes the material U.S.  federal income tax consequences of the Reincorporation to holders of our common stock.  This summary is not exhaustive of all possible tax considerations.  The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations promulgated under the Code by the U.S.  Treasury Department (including proposed and temporary regulations), rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect.  Such change could materially and adversely affect the tax consequences described below.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein.

This summary is for general information only and does not address all aspects of U.S.  federal income taxation that may be important to a particular holder in light of its investment or tax circumstances or to holders subject to special tax rules, such as partnerships, subchapter S corporations or other pass-through entities, banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our common stock as part of an integrated transaction, including a “straddle,” “hedge,” “constructive sale,” or “conversion transaction,” persons whose functional currency for tax purposes is not the U.S.  dollar and persons subject to the alternative minimum tax provisions of the Code.  This summary does not include any description of the tax laws of any state or local governments, or of any foreign government, that may be applicable to a particular holder.

This summary is directed solely to holders that hold our common stock as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment.  In addition, the following discussion only addresses “U.S.  persons” for U.S.  federal income tax purposes, generally defined as beneficial owners of our common stock who are:

·	individuals who are citizens or residents of the United States;

·
corporations (including an entity treated as a corporation for U.S.  federal income tax purposes) created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;

·	estates the income of which is subject to U.S. federal income taxation regardless of its source;

·
trusts if a court within the United States is able to exercise primary supervision over the administration of any such trust and one or more U.S.  persons have the authority to control all substantial decisions of such trust; or

·	trusts in existence on August 20, 1996 that have valid elections in effect under applicable Treasury regulations to be treated as U.S. persons.

If an entity or arrangement treated as a partnership for U.S.  federal income tax purposes holds our common stock, the U.S.  federal income tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership.  A partner of a partnership holding our common stock should consult its own tax advisor regarding the U.S.  federal income tax consequences to the partner of the Reincorporation.

This summary is not a comprehensive description of all of the U.S.  federal tax consequences that may be relevant to holders.  We urge you to consult your own tax advisor regarding your particular circumstances and the U.S.  federal income and estate tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction and the possible effects of changes in U.S.  federal or other tax laws.

We have not requested a ruling from the IRS or an opinion of counsel regarding the U.S.  federal income tax consequences of the Reincorporation.  However, we believe:

·	the Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code;

·	no gain or loss will be recognized by holders of Pure California common stock on receipt of Pure Delaware common stock pursuant to the Reincorporation;

·
the aggregate tax basis of the Pure Delaware common stock received by each holder will equal the aggregate tax basis of the Pure California common stock surrendered by such holder in exchange therefor;

•
and the holding period of the Pure Delaware common stock received by each holder will include the period during which such holder held the Pure California common stock surrendered in exchange therefor.

Accounting Consequences
We believe that there will be no material accounting consequences for us resulting from the Reincorporation.

Rule 144
Pursuant to Rule 144 promulgated under the Securities Act, the holding period for the Pure Delaware Common Stock received in exchange for Pure California Common Stock will include the period during which Company Common Stock was held.

Required Vote
The Reincorporation and Reincorporation Agreement will be approved if a majority of the shares of Common Stock of the Company vote “FOR” this Proposal No. 3.

The Board of Directors recommends a vote “FOR” the approval of the Reincorporation and the Reincorporation Agreement as described above in this proposal No. 3.

Security Ownership of Certain Beneficial Owners and Management

The following table provides information regarding the beneficial ownership of our common stock as of November 17, 2010 by: (i) each of our directors and each of our proposed directors, (ii) each of our Named Executive Officers and (iii) all such directors and executive officers as a group.  We know of no other person or group of affiliated persons who beneficially own more than five percent of our common stock. The table is based upon information supplied by our officers, directors and principal shareholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to the table and subject to community property laws where applicable, we believe that each of the shareholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Applicable percentages are based on 37,037,882 shares outstanding on November 17, 2010, adjusted as required by rules promulgated by the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable within 60 days of November 17, 2010.  These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner (1)	Title	Common Stock Ownership (Shares)		% of Shares Outstanding

Gregory H. Barnhill	Director	856,544	(2)	2.29
Dennis Brovarone	Director	745,141	(3)	1.99
Andrew J. Buckland	Chief Financial Officer	367,609	(4)	0.98
John J. Carbone, MD	Director	109,450	(5)	0.30
Michael L. Krall	President, CEO & Chairman	2,068,558	(6)	5.45
Paul V. Maier	Director	192,100	(7)	0.52
Donna Singer	Executive VP, Director	992,755	(8)	2.64

Directors and officers as a Group (7 individuals)		5,332,157	(9)	13.37

(1)	The address for each person listed in the table is c/o PURE Bioscience, 1725 Gillespie Way, El Cajon, California 92020.

(2)	Includes 300,000 shares of Common Stock issuable within 60 days of November 17, 2010.

(3)	Includes 520,000 shares of Common Stock issuable within 60 days of November 17, 2010.

(4)	Includes 320,000 shares of Common Stock issuable within 60 days of November 17, 2010.

(5)	Includes 50,000 shares of Common Stock issuable within 60 days of November 17, 2010.

(6)	Includes 900,625 shares of Common Stock issuable within 60 days of November 17, 2010.

(7)	Includes 150,000 shares of Common Stock issuable within 60 days of November 17, 2010.

(8)	Includes 650,000 shares of Common Stock issuable within 60 days of November 17, 2010.

(9)	Includes 2,890,625 shares of Common Stock issuable within 60 days of November 17, 2010.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. We are not aware of any shareholders that own greater than ten percent of our outstanding common stock.  Our officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required during Fiscal 2010, our officers and directors were in compliance with all applicable Section 16(a) filing requirements.

Director Compensation

The following table sets forth in summary form information concerning the compensation earned by the members of our Board who are not Named Executive Officers, during Fiscal 2010:

Name (1)	Fees Earned or Paid in Cash ($) (2)	Stock Awards ($) (3)	Option Awards ($) (5)		All Other Compensation ($)		Total Compensation ($)

Gregory H. Barnhill	15,000	61,812	-		-		76,812

Dennis Brovarone	6,000	-	87,450	(4)	60,000	(6)	153,450

John J. Carbone, MD	9,000	61,812	-		-		70,812

Paul V. Maier	34,000	61,812	-		-		95,812

(1)
Director Michael L. Krall, our President and Chief Executive Officer, and Donna Singer, our Executive Vice President, are not included on this table as they receive no compensation for being directors.  The compensation received by Mr. Krall and Ms. Singer as executives is shown in the Summary Compensation Table elsewhere in this Proxy Statement.  Tommy G. Thompson, who was previously a member of our Board and who resigned from our Board in August 2009, was not paid any compensation for his service to us as a director in Fiscal 2010.

(2)
Fees earned or paid in cash during Fiscal 2010 relate to fees paid for service on the Audit and/or Compensation Committees.  Mr. Maier receives fees as the Chairman of each of the committees.  No cash fees were paid to directors in their capacity as members of the Board.

(3)
Amounts reflect the grant date fair value for financial statement reporting purposes with respect to restricted stock grants issued during Fiscal 2010, in accordance with authoritative guidance. All assumptions for these calculations are included in Note 10 to the audited consolidated financial statements for Fiscal 2010, as reported in the Company's Annual Report on Form 10-K.  During Fiscal 2010, Mr. Barnhill, Dr. Carbone, and Mr. Maier elected to receive shares of our common stock, vesting one year from their grant, in lieu of options to purchase common stock.

(4)
Amount reflects the grant date fair value for financial statement reporting purposes with respect to stock options granted during Fiscal 2010, in accordance with authoritative guidance.  All assumptions for these calculations are included in Note 10 to the audited consolidated financial statements for Fiscal 2010, as reported in the Company's Annual Report on Form 10-K.

(5)
The aggregate number of stock option awards outstanding at July 31, 2010 for each independent director was as follows: Mr. Barnhill (300,000); Mr. Brovarone (630,000); Dr. Carbone (50,000); Mr. Maier (150,000).

(6)	Amount represents fees paid for services to the Company as securities counsel.

Each year, our Board has historically approved, at its discretion, an annual option or stock grant for directors; generally in the second calendar quarter of the year.  Prior to the formation of our Compensation Committee in February 2008, the Board as a whole acted as the administrative committee for our stock option plans.  Subsequent to the formation of the Compensation Committee, our Compensation Committee makes recommendations to the Board, which approves option and stock grants to directors.

During Fiscal 2010, one of our independent directors was awarded an option to purchase 30,000 shares of common stock with an exercise price of $3.09 and a ten-year term, vesting after one year; and three of our independent directors each elected to receive 20,400 shares of common stock, restricted for one year.

Executive Compensation

Compensation Discussion and Analysis

Overview
The following compensation discussion and analysis provides information on the compensation programs established for our President and Chief Executive Officer, our Chief Financial Officer, and our Executive Vice President (our “Named Executive Officers”) during Fiscal 2010.  All information provided herein should be read in conjunction with the tables provided below.

The Compensation Committee, which was formed in February 2008, is responsible for reviewing and making recommendations regarding compensation for all of our Named Executive Officers.  The Compensation Committee also exercises oversight of our compensation practices for all employees, including strategies for attracting, developing, motivating and retaining employees.

To assist the Compensation Committee with its responsibilities, it has retained Radford Surveys & Consulting, an Aon Consulting Company, as an independent compensation consulting firm that reports directly to the Compensation Committee. The Compensation Committee receives briefing materials from its consultant which are used as the basis for forming compensation strategies and policies.

The Compensation Committee meets in executive sessions without members of management present, and reports and makes recommendations to the Board.  Although the Board has discretion to review all compensation, it has delegated authority with respect to our non-officer compensation programs and practices to the Compensation Committee.  The Compensation Committee annually reviews and makes recommendations to the Board for their approval of the compensation of our Named Executive Officers.

Role of Executive Officers in Compensation Decisions
Our Compensation Committee reviews and makes recommendations to the Board regarding non-equity compensation paid to our Chief Executive Officer.  With regard to the non-equity compensation paid to each other Named Executive Officer, the Compensation Committee and the Chief Executive Officer review the compensation paid to each such officer and make recommendations to the Board regarding the compensation to be paid to such persons. The Compensation Committee and the Chief Executive Officer take into consideration internal pay equity, relative contributions to corporate financial performance, and compensation data for peer companies, when making compensation recommendations to the Board.  Following a review of these recommendations and of compensation data for peer companies, the Board approves, as it deems appropriate, non-equity compensation for each Named Executive Officer.

All equity awards made to Named Executive Officers are approved by the Board.  Equity awards made to the Chief Executive Officer, if any, are recommended to the Board by the Compensation Committee.  Equity awards to Named Executive Officers other than the Chief Executive Officer are reviewed by the Compensation Committee and the Chief Executive Officer, and subsequently recommended to the Board. In making these recommendations, the practices and levels of awards made by peer companies are considered.  Our Named Executive Officers who are also members of our Board do not vote on matters related to their own compensation or equity awards.

Our Chief Executive Officer plays a significant role in the compensation-setting process for Named Executive Officers other than himself, by:

•	evaluating performance;
•	recommending business performance targets and establishing objectives; and
•	recommending salary levels, bonuses and equity-based awards for review by the Compensation Committee

Our Chief Executive Officer participates in most Compensation Committee meetings at the Committee’s request, other than during executive session, to provide:

•	background information regarding our strategic objectives;
•	his evaluation of the performance of the executive officers; and
•	compensation recommendations as to executive officers other than himself

Our Chief Financial Officer prepares meeting information and participates in most Compensation Committee meetings at the Committee’s request, other than during executive session or when the Chief Financial Officer’s own compensation is under discussion.

Compensation Objectives and Philosophy
Our overall compensation objective is to design and implement equitable and cost-effective compensation programs that will help us link corporate strategy and short-term and long-term goals with compensation; enable us to recruit, develop and retain a team able to build and lead a public company developing novel technologies in diverse markets; and motivate employees to achieve our strategic goals.

In spite of the recent economic downturn, the employment market in San Diego County remains competitive, particularly with regard to the specialized skills and experience that we require.  There are many biotechnology and other research-based companies in the region with whom we compete to attract and retain executive and other staff with the requisite skills and experience to carry out our strategy and to maintain compliance with multiple federal and state regulatory agencies.  Our Compensation Committee and Board have recognized that our compensation packages must be designed to attract and retain highly talented individuals that are committed to our goals and objectives.  Our goal is to target total cash compensation in alignment with that of comparable life science companies in our geographic region.  Additionally, our compensation structure provides for equity compensation in the form of options to acquire our common stock, which the Compensation Committee and Board believe motivates and encourages executives to pursue strategic opportunities while managing the risks involved in our current business stage, and aligns compensation incentives with value creation for our shareholders.

In October 2009, the Company entered into employment agreements with our three Named Executive Officers.  The agreements define the conditions and terms of employment for the officers, including compensation and benefits, and provide written agreements comparable with peer companies in the life science industry.  Each agreement provides for certain benefits or protections for the Named Executive Officer in the event that the Company experiences a change in control, which is intended, in part, to act as a retention tool.  We have historically compensated executives via base salary and long-term incentives in the form of stock options and have not had a formal cash bonus program.  However, the employment agreements with our Named Executive Officers include provisions for the eligibility of the executive to receive cash bonuses at the discretion of our Board and which were effective for Fiscal 2010, as further discussed in “Executive Compensation Matters Subsequent to July 31, 2010” later in this Proxy Statement.  For more information regarding the employment agreements, please see “Employment Agreements and Arrangements” and “Potential Payments upon Termination or Change in Control” later in this Proxy Statement.

In addition to linking our compensation program with our corporate strategy and goals, we also consider other factors when designing our compensation programs, including compensation practices at appropriate benchmark companies, the competitiveness of our programs to the market, and regulatory, tax and accounting implications.

The Compensation Committee has determined that executive compensation practices should place a greater emphasis on corporate performance rather than individual performance. Accordingly, our executive compensation is designed to motivate executives by aligning a substantial portion of their compensation with value creation for our shareholders. Performance goals that are considered in determining executive compensation include financial goals, the achievement of business development initiatives, research and regulatory achievements, internal controls and governance, commercial goals, and the enhancement of the Company’s technology.

Benchmarking
We consider compensation practices at a peer group of companies when we design executive compensation programs. In conjunction with Radford Surveys & Consulting, our Compensation Committee compares our Named Executive Officer compensation against the compensation provided to executives in comparable positions at peer companies. While it is difficult to determine peer companies given the multiple industries in which we operate with a platform technology, the current peer group examined by the Compensation Committee includes companies that are comparable to us in several factors including size, business life-cycle stage, and geographical location, among other factors.  These companies are listed below:

Acadia Pharmaceuticals, San Diego, CA
Achillion Pharmaceuticals, New Haven, CT
Anadys Pharmaceuticals, San Diego, CA
Antigenics, Lexington, MA
Bionovo, Emeryville, CA
Cardium Therapeutics, San Diego, CA
Celsion, Columbia, MD
Corcept Therapeutics, Menlo Park, CA
Curis, Cambridge, MA
Cypress Bioscience, San Diego, CA
Cytori Therapeutics, San Diego, CA

CytRx, Los Angeles, CA
MediciNova, San Diego, CA
Neurogesx, San Mateo, CA
Novabay Pharmaceuticals, Emeryville, CA
Oculus Innovative Sciences, Petaluma, CA
Oncothyreon, Seattle, WA
Orexigen Therapeutics, San Diego, CA
Somaxon Pharmaceuticals, San Diego, CA
StemCells, Palo Alto, CA
Sunesis, San Francisco, CA
Threshold Pharmaceuticals, Redwood City, CA

We obtain compensation data on our peer companies from the Compensation Committee's independent consultants, who derive information from their own proprietary research, public filings, and privately published compensation studies conducted by independent third parties; which establish our market reference points. We position our compensation program such that each element of compensation is paid at a level that places us in an approximate percentile of our comparative companies, which we feel best helps us achieve our objectives. For our Named Executive Officers, we target total compensation, including salaries, benefits and equity compensation, such that they approach the 50th percentile of our market reference point. We have targeted the 50th percentile of our market reference point for benchmarking because we feel that such percentile is most appropriate in allowing us to both manage our resources and retain qualified executives to further our corporate goals and objectives.  Actual compensation may vary from these targets at the Compensation Committee's discretion, as we believe benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to the aspects of our business and objectives that may be unique to us.  However, based on our benchmarking data as provided by Radford Surveys & Consulting, we believe that compensation currently provided to our executive officers approaches but does not exceed the 50th percentile of the range of compensation provided to comparable executives at our peer companies.

Components of Our Executive Compensation Program
Our executive compensation program incorporates components we believe are necessary in order for the Company to provide a competitive compensation package relative to our peers and to provide an appropriate mix between short-term and long-term cash and non-cash compensation.  Elements of our executive compensation are listed below:

•	Base salary
•	Stock and/or stock option awards
•	Discretionary bonuses
•	Employment agreements for our Named Executive Officers containing, among other items, severance and change of control provisions
•	Other benefits, which consist primarily of medical benefits available to all employees
•	Items specific to our President and Chief Executive Officer per his employment agreement

Base Salary
In addition to the benchmarking of salaries for our Named Executive Officers as described above, our salary structure for all employees is based on skill set, knowledge and responsibilities.  Base salaries may be adjusted periodically to reflect current market levels.

Stock Awards
A portion of compensation paid to all employees is equity based, primarily in the form of options to acquire common stock. We believe such compensation helps align the interests of both our officers and other employees with the interests of our shareholders, encourages sustained long-term performance and creates a culture of ownership and entrepreneurship.  Realization of income from stock option compensation occurs only on the appreciation of the price of our common stock.  In addition, we believe stock option awards provide incentives to aid in the retention of key executives and employees.

Stock Option Grant Methodology
Each year, our Board has historically approved, at its discretion, an annual option or stock grant for Named Executive Officers and members of the Board.  In each of the last three calendar years, such awards have been made in the second calendar quarter of the year.

In May 2010, our Board approved the issuance of an option to purchase 200,000 shares of our common stock to our President and Chief Executive Officer, Michael Krall.  Additionally, our Board approved the issuance of options to purchase 80,000 shares of our common stock to each of our Chief Financial Officer, Andrew Buckland, and our Executive Vice President, Donna Singer.  The exercise price for the options awarded was $3.09, which was greater than the fair market value of our common stock on the date of grant.  Each option was a non-qualified stock option with a term of ten years, which vests in equal increments over a period of four years.

Newly-hired executive officers, and newly-hired eligible employees, receive an option grant on their original date of employment, or at the Board’s discretion and depending on the position, after a probationary period.  We have not hired any new executive officers since July, 2005.  We grant stock options as a recruitment incentive and so that employees are motivated as owners.  During Fiscal 2010, we made stock option awards to most of our eligible employees, in addition to new hire awards.  As part of its comprehensive review of our executive compensation program design, in conjunction with Radford Surveys & Consulting, our Compensation Committee has developed a matrix establishing guidelines for the number of stock options that may be awarded to new hires and annually to eligible employees, dependent of the level of the employee’s position in the Company and in the case of the annual awards, on performance.

Discretionary Bonuses
We have periodically paid cash bonuses to Named Executive Officers at the discretion of the Board, based on the Board’s evaluation of performance against various corporate goals and objectives.  Since February 2008 the evaluation of such bonuses, if any, has been performed by the Compensation Committee and approved by the Board. Such evaluation is conducted at the end of the applicable performance period and is based on corporate goals and objectives deemed relevant at the time of such evaluation in light of the Company’s business and prospects.

On October 12, 2009, the Company entered into employment agreements with our three Named Executive Officers.  Among other provisions, the agreements provide, as applicable, for annual bonus targets equal to 50% of the executive’s then applicable base salary for Mr. Krall, and 35% of the executive’s then applicable base salary for each of Mr. Buckland and Ms. Singer, in each case to be awarded at the sole discretion of the Compensation Committee and the Board.

Information regarding discretionary bonuses paid subsequent to July 31, 2010, and partially based on performance in Fiscal 2010, can be found under the heading “Executive Compensation Matters Subsequent to July 31, 2010” in the report of the Compensation Committee later in this Proxy Statement.  No discretionary bonuses were paid during Fiscal 2010 or Fiscal 2009.

Other Benefits and Perquisites
Our Named Executive Officers and all employees are eligible to receive health, vision, dental and life insurance benefits. All of our employees are co-employed by a Professional Employer Organization, Administaff, on whose health, vision and dental plans the Company’s employees are included. The Company incurs the cost of health, vision and dental insurance for officers and employees only.  For health insurance, the Company pays only for the cost of an HMO plan, and if the officer or employee selects more expensive coverage, they pay the difference at their own expense.  Immediate family members may participate in the plans, however they do so at their own, or the employees own, expense.  We believe that our current benefit package is competitive with other similar companies in our region.

All of our employees, including our Named Executive Officers, have the option in certain circumstances to receive cash compensation if they do not take all of their paid vacation days. All cash compensation paid to our Named Executive Officers in the last three fiscal years in lieu of accrued vacation is disclosed in the Summary Compensation Table below, and is accompanied by an explanatory footnote to that table.

We pay the premiums for term life insurance offered to our Named Executive Officers as part of the benefits package we offer.  Such life insurance is nondiscriminatory group life insurance which is available to all employees.

Risks Related to Compensation Policies and Practices
The Compensation Committee has considered whether our overall compensation program for employees in Fiscal 2011 creates incentives for employees to take excessive or unreasonable risks that could materially harm the Company. We believe that several features of our compensation policies for management employees appropriately mitigate such risks, including a mix of long- and short-term compensation incentives that we believe is properly weighted and the uniformity of compensation policies across the Company. We also believe the Company’s internal legal and financial controls appropriately mitigate the probability and potential impact of an individual employee committing the Company to a harmful long-term business transaction in exchange for short-term compensation benefits.

Tax Considerations
Section 162(m) of the U.S. Internal Revenue Code (the “Code”) generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Chief Executive Officer or any of the four most highly compensated officers. Performance-based compensation arrangements may qualify for an exemption from the deduction limit if they satisfy various requirements under Section 162(m).  Although we consider the impact of this rule when developing and implementing our executive compensation programs, we believe it is important to preserve flexibility in designing compensation programs. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m) of the Code.  While our stock options are intended to qualify as "performance-based compensation" (as defined by the Code), amounts paid under our other compensation programs may not qualify.

Report of the Compensation Committee*

PURE Bioscience’s Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with members of management and, based on that review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2010.

The Compensation Committee:

Paul V. Maier, Chairman
Gregory Barnhill
Dennis Brovarone

*This Report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Certain Relationships and Related Transactions
Since the beginning of Fiscal 2009, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party, in which the amount involved exceeds $120,000 and in which any director or executive officer or members of such person’s immediate family had or will have a direct or indirect material interest. We are not aware of any beneficial holder of more than 5% of our outstanding common stock, and therefore believe that there are no reportable transactions with such persons or entities.

Procedures for Approval of Related Party Transactions
Pursuant to the charter of our Audit Committee, all transactions between us and any of our directors, executive officers or related parties are subject to review by our Audit Committee.

Summary Compensation Table
The following table contains information with respect to compensation earned for Fiscal 2010, Fiscal 2009 and Fiscal 2008, by our Named Executive Officers.

Summary Compensation Table for the Fiscal Years Ended July 31, 2010, 2009 and 2008

Name and Principal Position	Fiscal Year	Salary ($) (1)	Bonus ($) (2)	Stock Option Awards ($) (3)	All Other Compensation ($) (4)		Total Compensation ($)

Michael Krall	2010	300,000	-	589,889	13,536	(5)	903,425
President and Chief	2009	265,400	-	407,945	32,721	(5), (6)	706,066
Executive Officer	2008	200,000	3,846	164,640	13,738	(5)	382,224

Andrew Buckland	2010	225,000	-	235,955	623		461,578
Chief Financial Officer	2009	207,700	-	163,178	599		371,477
	2008	175,000	3,365	164,640	4,765		347,770

Donna Singer	2010	200,000	-	235,955	7,736	(7)	443,691
Executive Vice President	2009	182,700	-	163,178	7,869	(7)	353,747
	2008	150,000	2,885	164,640	5,806		323,331

(1)	Represents actual salary earned during the respective fiscal years.

(2)
Amounts reflect bonuses actually paid in the respective fiscal years.  Information regarding discretionary bonuses paid subsequent to July 31, 2010 can be found under the heading “Executive Compensation Matters Subsequent to July 31, 2010” elsewhere in this Proxy Statement.

(3)
Amount reflects the grant date fair value for financial statement reporting purposes with respect to stock options granted during Fiscal 2010, in accordance with authoritative guidance.  All assumptions for these calculations are included in Note 10 to the audited consolidated financial statements for Fiscal 2010, as reported in the Company's Annual Report on Form 10-K.  The SEC’s disclosure rules previously required that we present stock award and option award information for Fiscal 2008 and 2009 based on the amount recognized during the corresponding year for financial statement reporting purposes with respect to these awards (which meant, in effect, that in any given year we could recognize for financial statement reporting purposes amounts with respect to grants made in that year as well as with respect to grants from past years that vested in or were still vesting during that year). However, recent changes in the SEC’s disclosure rules require that we now present all option award amounts on a similar basis as the 2010 presentation using the grant date fair value of the awards granted during the corresponding year, regardless of the period over which the awards are scheduled to vest. Since this requirement differs from the SEC’s past disclosure rules, the amounts reported in the table above for option awards for Fiscal 2008 and 2009 differ from the amounts previously reported in our Summary Compensation Table for these years. As a result, to the extent applicable, each Named Executive Officer’s total compensation amounts for fiscal years prior to 2010 also differ from the amounts previously reported in our Summary Compensation Table for these years.

(4)	Amount includes the cost of benefits paid by the Company on behalf of each executive officer for health, dental, vision and life insurance.

(5)	Total includes a $6,000 vehicle allowance for each fiscal year, based on the terms of Mr. Krall’s employment agreement.

(6)
In addition to the amounts described in footnotes 4 and 5 above, included in "all other compensation" for Mr. Krall in Fiscal 2009 is $19,450 representing compensation received in lieu of accrued vacation.

(7)
In addition to the amounts described in footnote 4 above, included in "all other compensation" for Ms. Singer in Fiscal 2010 and 2009 are $3,846 and $4,248, respectively, representing compensation received in lieu of accrued vacation.

Employment Agreements and Arrangements
In April 1996, we entered into a five-year employment agreement with Michael Krall, our President and Chief Executive Officer. The Board extended Mr. Krall’s employment agreement each year subsequent to the original term. Pursuant to the agreement, as extended, Mr. Krall was to receive a salary that was to be determined from time to time by the Board plus an amount equal to 3% of our net income before taxes, if any, plus other benefits, including a car allowance.

On October 12, 2009, the Company entered into an amended and restated employment agreement with Mr. Krall, which agreement amended and restated in its entirety the employment agreement of April 1996.  In addition, on October 12, 2009, the Company entered into employment agreements with Andrew Buckland, our Chief Financial Officer, and Donna Singer, our Executive Vice President.  The agreements were approved by the Board upon the recommendation of the Company’s Compensation Committee, and are filed as exhibits to our report on Form 10-K for Fiscal 2009.

Each agreement continues until termination by either the Company or the executive.  Each executive officer is entitled to a base salary of $300,000 for Mr. Krall, $225,000 for Mr. Buckland and $200,000 for Ms. Singer, which base salaries may be increased, but not decreased, by the Board or the Compensation Committee in its discretion.  Each agreement provides that the executive will be eligible for equity compensation grants to be awarded at the discretion of the Compensation Committee and the Board, and also provide, as applicable, for annual bonus targets equal to 50% of the executive’s then applicable base salary for Mr. Krall and 35% of the executive’s then applicable base salary for each of Mr. Buckland and Ms. Singer, in each case to be awarded at the sole discretion of the Compensation Committee and the Board.  For information regarding current annual base compensation and bonuses paid to our Named Executive Officers, please see “Executive Compensation Matters Subsequent to July 31, 2010” elsewhere in this Proxy Statement.

In each case, if the employment agreement is terminated without Cause by the Company or terminated by the executive for Good Reason, the executive, upon signing a release in favor of the Company, will be entitled to severance pay in the form of a single lump sum cash payment.  In the case of Mr. Krall, such severance payment equals 150% of his then current Annual Base Compensation plus eighteen months of health and dental insurance in accordance with COBRA, for Mr. Krall and his eligible dependents.  In the case of Ms. Singer, such severance payment equals 100% of her then current Annual Base Compensation, plus twelve months of health and dental insurance in accordance with COBRA, for Ms. Singer and her eligible dependents. In the case of Mr. Buckland, such severance payment equals 75% of his then current Annual Base Compensation, plus nine months of health and dental insurance in accordance with COBRA, for Mr. Buckland and his eligible dependents.  In addition, in the event of a termination for any reason other than by the Company for Cause, each agreement provides that all outstanding vested stock options held by the executive at the date of such termination would continue to be exercisable for a period of up to 120 days following such termination, but in no event beyond the maximum permitted expiration date.

The agreements provide that, in the event either the executive’s employment is terminated by the Company without Cause within twelve months following a Change in Control, or the executive resigns for Good Reason within such period, the executive will be entitled to additional severance pay in excess of the amounts described in the preceding paragraph, in each case in an amount equal to a single lump sum payment equal to 100% of the executive’s then current Annual Base Compensation, plus the average annual bonus awarded to the executive for the preceding two fiscal years.  In addition, in such event, the vesting of all outstanding stock options then held by each executive would automatically accelerate and all stock options would continue to be exercisable for 12 months, but in no event beyond the maximum permitted expiration date.

See “Potential Payments upon Termination or Change in Control” later in the Proxy Statement for additional information regarding the employment agreements.

Securities Authorized for Issuance under Equity Compensation Plans
We have the following active equity incentive plans (the “Plans”) pursuant to which options to acquire common stock or restricted stock awards have been granted:

2001 PURE Bioscience Directors And Officers Stock Option Plan:  approved by our shareholders in January 2001, there are 500,000 shares of Common Stock authorized under this Plan.  Officers and directors are eligible participants.  Only non-qualified stock options may be granted under this Plan.

2001 PURE Bioscience Consultants and Advisors Stock Option Plan:  adopted by the Board in January 2001, there are 500,000 shares of Common Stock authorized under this Plan. Officers and directors are not eligible participants. Only non-qualified stock options may be granted under this Plan.

2002 PURE Bioscience Non-Qualified Stock Option Plan:  approved by our shareholders in March 2002, there are 2,000,000 shares authorized under this Plan.  Eligible plan participants include officers, directors, consultants, advisors, and other individuals deemed by the Compensation Committee to provide valuable services to us.  Only non-qualified stock options may be granted under this Plan.

2002 PURE Bioscience Employee Incentive Stock Option Plan:  approved by our shareholders in March 2002, there are 1,000,000 shares of Common Stock authorized under this Plan.  Eligible plan participants include employees and non-employee directors of the Company.  Incentive stock options may be granted to employees under this Plan.

2004 PURE Bioscience Consultants and Advisors Stock Option Plan:  Adopted by the Board in April 2004, there are 1,000,000 shares of Common Stock authorized under this Plan.  Officers and directors are not eligible participants. Only non-qualified stock options may be granted under this Plan.

2007 PURE Bioscience Equity Incentive Plan:  approved by our shareholders in April 2007, the Plan has a share reserve of 5,000,000 shares of common stock.  The Plan provides for the grant of incentive and non-qualified stock options, as well as stock appreciation rights, common stock awards, restricted stock units, performance units and shares, and other stock-based awards. Eligible participants include employees, directors, officers and advisors, although incentive stock options generally may be granted only to employees.

All of the Plans are administered by the Compensation Committee.  The exercise price for stock options is always at or above the fair market value of our common stock on the date the award is granted. Fair market value is defined under each of the Plans and is based on prevailing market prices of our common stock as reported by the NASDAQ Stock Market.  The term of stock options granted, and their vesting schedules, are determined by the Compensation Committee, subject to any limitations defined in the Plans.  The Compensation Committee also determines the vesting of other, non-option, stock awards.

PURE Bioscience Equity Compensation Plan Information at July 31, 2010

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted Value of outstanding options	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a) (1)		(b)	(c)
Total Plans Approved by Shareholders	2,210,713	$4,515,934	$2.04	2,882,500

Total Plans Not Approved by Shareholders (2)	4,002,163	$11,293,107	$2.82	-

Total	6,212,876	$15,809,042	$2.54	2,882,500

(1)	Includes vested options and warrants only

(2)	Includes 1,889,663 warrants at a weighted average exercise price of $4.13 per share; and 2,112,500 stock options at a weighted average exercise price of $1.65.

The following table shows information regarding grants of plan-based awards made to our Named Executive Officers during Fiscal 2010:

Name and Principal Position	Grant Date	All Other Option Awards: Number of Securities Underlying Stock Options (#) (1)	Exercise or Base Price of Option Awards ($/Sh) (2)	Grant Date Fair Value of Stock and Option Awards ($) (3)

Michael Krall	5/6/2010	200,000	3.09	589,889
President and Chief
Executive Officer

Andrew Buckland	5/6/2010	80,000	3.09	235,955
Chief Financial Officer

Donna Singer	5/6/2010	80,000	3.09	235,955
Executive Vice President

(1)
Option awards granted during Fiscal 2010 to our Named Executive Officers vest annually over a four year period, and have a ten year term.  The options were issued under the Company’s 2007 Equity Incentive Plan, which was approved by our shareholders in April 2007.

(2)	The exercise price of the stock option awards was greater than the fair market value of the stock on the grant date.

(3)
Amounts reflect the grant date fair value of the awards for financial statement reporting purposes, in accordance with authoritative guidance.  All assumptions for these calculations are included in Note 10 to the audited consolidated financial statements for Fiscal 2010, as reported in the Company's Annual Report on Form 10-K.

Outstanding Equity Awards at Fiscal Year-End
The following table shows information regarding unexercised stock options held by our Named Executive Officers as of July 31, 2010.  There are no outstanding unvested shares of restricted stock held by our Named Executive Officers as of July 31, 2010.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable) (1)	Number of Securities Underlying Unexercised Options (# Unexercisable)		Option Exercise Price ($)	Option Expiration Date

Michael Krall	150,000	-		$0.53	01/07/11
	550,000	-		$1.65	04/21/11
	50,000	-		$3.00	05/23/12
	50,000	-		$5.70	04/09/13
	50,000	150,000	(2)	$2.34	05/14/14
	-	200,000	(2)	$3.09	05/06/20

Andrew Buckland	200,000	-		$1.65	04/21/11
	50,000	-		$3.00	05/23/12
	50,000			$5.70	04/09/13
	20,000	60,000	(2)	$2.34	05/14/14
	-	80,000	(2)	$3.09	05/06/20

Donna Singer	150,000	-		$0.53	01/07/11
	500,000	-		$1.65	04/21/11
	50,000	-		$3.00	05/23/12
	50,000	-		$5.70	04/09/13
	20,000	60,000	(2)	$2.34	05/14/14
	-	80,000	(2)	$3.09	05/06/20

(1)	All stock options for our Named Executive Officers issued prior to Fiscal 2009 were fully vested as of July 31, 2010.

(2)
During each of Fiscal 2010 and Fiscal 2009, the Compensation Committee granted 200,000 options to Mr. Krall, 80,000 options to Mr. Buckland, and 80,000 options to Ms. Singer.  The grant date fair value of the Fiscal 2010 awards was $589,889, $235,596, and $235,596, respectively.  The grant date fair value of the Fiscal 2009 awards was $407,945, $163,178 and $163,178, respectively. The determination of the grant date fair value of the awards is further detailed in the notes to the consolidated financial statements reported in the Company’s annual reports on Form 10-K for the respective fiscal years.

Option Exercises and Stock Vested
The following table shows information regarding options exercised by our Named Executive Officers during Fiscal 2010.  None of our Named Executive Officers have ever been issued shares of restricted stock.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($) (4)

Michael Krall	235,493	(1)	332,045
Andrew Buckland	141,666	(2)	238,566
Donna Singer	198,209	(3)	280,554

(1)	Acquired pursuant to a net exercise of an option to purchase 350,000 shares of common stock, granted under the Company’s 2002 Non-Qualified Stock Option Plan.

(2)	Options exercised were granted under the Company’s 2002 Non-Qualified Stock Option Plan.

(3)
168,209 acquired pursuant to a net exercise of an option to purchase 250,000 shares of common stock, granted under the Company’s 2002 Non-Qualified Stock Option Plan; and 30,000 acquired by cash exercise of options granted under the Company’s 2001 Directors and Officers Stock Option Plan.

(4)
Cash exercises computed by multiplying the number of shares by the closing market price of our common stock on the date of exercise less the exercise price per share.  Net exercises computed by multiplying the net number of shares received by the closing market price of our common stock on the date of exercise.

Pension Benefits
We have no pension plans.

Potential Payments upon Termination or Change in Control
On October 12, 2009, the Company entered into employment agreements with each of our three Named Executive Officers.  In each case, the agreements provide for compensation if the employment agreement is terminated without Cause by the Company or terminated by the executive for Good Reason.  In summary, “Cause” is defined as the commission by the executive of an act of fraud or another felony, or gross misconduct resulting in a material adverse effect on the Company; refusal by the executive to perform their duties under the agreement or to otherwise breach the agreement, or the executive’s breach of other key agreements with the Company. “Good Reason” is defined as a material reduction of the executive’s base salary or target bonus percentage; a material reduction by the Company of the executive’s authority, duties or responsibilities; a relocation of the Company’s offices that requires an increase in the executive’s one-way driving distance of more than fifty (50) miles; a material diminution in the authorities, duties or responsibilities of the supervisor to whom the executive is required to report (or, in the case of Mr. Krall, a requirement that Mr. Krall report to another person other than the Board); a  material breach of the agreement by the Company; or a material diminution in the budget over which the executive retains authority.

Upon such event(s), the executive would be entitled to severance pay in the form of a single lump sum cash payment.  In the case of Mr. Krall, such severance payment equals 150% of his then current base salary plus eighteen months of health and dental insurance in accordance with COBRA, for Mr. Krall and his eligible dependents. In the case of Ms. Singer, such severance payment equals 100% of her then current base salary, plus twelve months of health and dental insurance in accordance with COBRA, for Ms. Singer and her eligible dependents.  In the case of Mr. Buckland, such severance payment equals 75% of his then current base salary, plus nine months of health and dental insurance in accordance with COBRA, for Mr. Buckland and his eligible dependents.  In addition, in the event of a termination for any reason other than by the Company for Cause, each agreement provides that all outstanding vested stock options held by the executive at the date of such termination would continue to be exercisable for a period of up to 120 days following such termination, but in no event beyond the maximum permitted expiration date.

The agreements also provide for compensation if the executive’s employment is terminated by the Company without Cause within twelve months following a Change in Control, or the executive resigns for Good Reason within such period. A “Change in Control” is defined as the closing of the sale, transfer or other disposition of all or substantially all of the Company’s assets or the exclusive license of substantially all of the intellectual property of the Company; the consummation of a merger or consolidation of the Company with or into another entity; the closing of the acquisition of beneficial ownership of 30% or more of the outstanding voting stock of the Company; or if individuals who, on the effective date of the agreement are members of the Board, or are nominees of such Board members, cease to constitute at least a majority of the members of the Board.

Upon such event, the executive will be entitled to additional severance pay, in each case in an amount equal to a single lump sum payment equal to 100% of the executive’s then current annual base compensation, plus the average annual bonus awarded to the executive for the preceding two fiscal years.  In addition, in such event, the vesting of all outstanding stock options then held by each executive would automatically accelerate and all stock options would continue to be exercisable for 12 months, but in no event beyond the maximum permitted expiration date.

If Mr. Krall had been terminated on July 31, 2010 without Cause, he would have received a lump sum payment of $450,000 and the continued participation in our group health insurance benefits on the same terms as during his employment until eighteen months following his termination, at a cost to us of $5,761.  Additionally, if Mr. Krall was terminated without Cause or resigned for Good Reason within twelve months following a Change in Control, he would have received the same benefits plus (i) an additional lump sum payment of $300,000, (ii) a bonus payment of $150,000, and (iii) the accelerated vesting of his unvested stock options with an aggregate intrinsic value of $52,500 based on the closing price of our common stock on July 31, 2010.

If Mr. Buckland had been terminated on July 31, 2010 without Cause, he would have received a lump sum payment of $168,750 and the continued participation in our group health insurance benefits on the same terms as during his employment until nine months following his termination, at a cost to us of $405.  Additionally, if Mr. Buckland was terminated without Cause or resigned for Good Reason within twelve months following a Change in Control, he would have received the same benefits plus (i) an additional lump sum payment of $225,000, (ii) a bonus payment of $78,750, and (iii) the accelerated vesting of his unvested stock options with an aggregate intrinsic value of $21,000 based on the closing price of our common stock on July 31, 2010.

If Ms. Singer had been terminated on July 31, 2010 without Cause, she would have received a lump sum payment of $200,000 and the continued participation in our group health insurance benefits on the same terms as during her employment until twelve months following her termination, at a cost to us of $3,840.  Additionally, if Ms. Singer was terminated without Cause or resigned for Good Reason within twelve months following a Change in Control, she would have received the same benefits plus (i) an additional lump sum payment of $200,000, (ii) a bonus payment of $70,000, and (iii) the accelerated vesting of her unvested stock options with an aggregate intrinsic value of $21,000 based on the closing price of our common stock on July 31, 2010.

Executive Compensation Matters Subsequent to July 31, 2010
On October 25, 2010, our Compensation Committee, based on competitive compensation analyses provided by its independent consultant, Radford Surveys & Consulting, recommended changes in the compensation of the Named Executive Officers.  Based on these recommendations, on November 5, 2010 the Board of Directors approved increases for the executive officers in order to bring base salaries closer to the 50th percentile of salaries for officers at comparable companies, although the base salaries remain below the 50th percentile. Effective November 1, 2010, the annual base compensation for Michael L. Krall, Chief Executive Officer, increased from $300,000 to $385,000; annual base compensation for Andrew J. Buckland, Chief Financial Officer, increased from $225,000 to $275,000; and annual base compensation for Donna Singer, Executive Vice President, increased from $200,000 to $220,000.  In addition, on the same dates, the Compensation Committee recommended, and the Board of Directors approved, bonus payments of $97,500 for Mr. Krall; $51,188 for Mr. Buckland, and $45,500 for Ms. Singer.

Report of the Audit Committee of the Board of Directors*

The Audit Committee reviews our corporate accounting and financial reporting process on behalf of the Board. The Audit Committee is comprised solely of independent directors as defined in applicable NASDAQ and SEC regulations, and operates under a written charter approved by the Board. This charter is available on the corporate governance section of our website, www.purebio.com.

Management is responsible for the financial statements, the corporate accounting and financial reporting processes, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. Our independent registered public accounting firm is responsible for planning and performing an independent audit of our financial statements in accordance with auditing standards generally accepted in the United States. Our independent auditors are also responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States, and on the effectiveness of our internal controls.

The Audit Committee has met and held discussions with management and our independent registered public accounting firm. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed with management and our independent registered public accounting firm the audited financial statements for Fiscal 2010, including the appropriateness of the accounting principles applied, the reasonableness of significant judgments, the clarity and completeness of disclosure in the financial statements, and management's assessment of the effectiveness of internal control over financial reporting at July 31, 2010.

The Audit Committee and our independent registered public accounting firm discussed the auditors' independence from PURE Bioscience and its management, and matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU § 380).  In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with our independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal control over financial reporting, and the overall quality of our financial reporting. The Audit Committee met five times during Fiscal 2010.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for Fiscal 2010, for filing with the SEC.

The Audit Committee:

Paul V. Maier, Chairman
Gregory Barnhill
John J. Carbone MD

*This Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee has ever been an officer or employee of ours or had a relationship requiring disclosure under applicable SEC regulations.  None of our executive officers currently serves, or served during Fiscal 2010, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s shareholders will be “householding” our proxy materials.  A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to PURE Bioscience, 1725 Gillespie Way, El Cajon, California 92020 or call (619) 596-8600 and ask to speak to the Company’s Executive Vice President, Donna Singer. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their brokers.

Request for More Information
We maintain a website at www.purebio.com. We make our periodic and current reports available free of charge on our website. Information contained on, or accessible through, our website is not part of this report or our other filings with the SEC. You can also read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. You can obtain additional information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet site (www.sec.gov) that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, including us.

Date for Receipt of Shareholder Proposals
Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of its shareholders (the “2012 Meeting”) by submitting proposals to the Company in a timely manner.  In order to be so included for the 2012 Meeting, shareholder proposals must be received by the Company no later than July 22, 2011 and must otherwise comply with the requirements of Rule 14a-8.  If the date of the 2012 Meeting is more than 30 days earlier or more than 60 days later than the date of the 2011 Meeting, notice must be received no earlier than the 120th day prior to such 2012 Meeting and not later than the close of business on the later of the 90th day prior to such 2012 Meeting or the 10th day following the day on which public announcement of the date of such 2012 Meeting is first made.  If a shareholder who has notified the Company of his intention to present a proposal at the 2012 Meeting does not appear or send a qualified representative to present his proposal at the 2012 Meeting, the Company need not present the proposal for a vote at the 2012 Meeting.  All notices of proposals by shareholders should be sent to the office of the Company, 1725 Gillespie Way, El Cajon, California 92020.

Annual Report
Our Annual Report for Fiscal 2010 will be made available online at www.proxyvote.com to shareholders of record as of December 9, 2010. Our Annual Report does not constitute, and should not be considered, a part of this Proxy Statement.  A copy of our Annual Report on Form 10-K will be furnished without charge upon receipt of a written request of any person who was a beneficial owner of our common stock on December 9, 2010.  Requests should be directed to PURE Bioscience, 1725 Gillespie Way, El Cajon, California 92020; Attention: Investor Relations.

Other Matters
We know of no other matters to be submitted at the Meeting.  If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as our Board may recommend.

All shareholders are urged to complete, sign, date and return the accompanying proxy in the enclosed envelope or to vote by telephone or on the Internet.

Annex A

Form of Agreement and Plan of Merger

AGREEMENT AND PLAN OF MERGER
OF PURE BIOSCIENCE
(a California corporation)
AND
PURE BIOSCIENCE, INC.
(a Delaware corporation)

This Agreement and Plan of Merger, dated as of ______ (the “Agreement”), is made by and between Pure Bioscience, a California corporation (“Pure California”), and Pure Bioscience, Inc., a Delaware corporation and wholly-owned subsidiary of Pure (“Pure Delaware”). Pure California and Pure Delaware are sometimes referred to herein as the “Constituent Corporations.”

RECITALS

Whereas, Pure Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 105,000,000 shares, 100,000,000 of which are designated common stock, par value $0.01 per share, and 5,000,000 of which are designated preferred stock, par value $0.01 per share. The preferred stock of Pure Delaware is undesignated as to series, rights, preferences, privileges or restrictions. As of the date of this Agreement, 100 shares of common stock were issued and outstanding, all of which were held by Pure California, and no shares of preferred stock were issued and outstanding.

Whereas, Pure California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 55,000,000 shares, 50,000,000 of which are designated common stock, no par value, and 5,000,000 of which are designated preferred stock, no par value. The preferred stock of Pure California is undesignated as to series, rights, preferences, privileges or restrictions. As of the date of this Agreement, _____________ shares of common stock and no shares of preferred stock were issued and outstanding.

Whereas, the Board of Directors of Pure California has determined that, for the purpose of effecting the reincorporation of Pure California in the State of Delaware, it is advisable and in the best interests of Pure California and its shareholders that Pure California merge with and into Pure Delaware upon the terms and conditions herein provided.

Whereas, the respective Boards of Directors of Pure Delaware and Pure California have approved and declared the advisability of this Agreement, and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders and executed by the undersigned officers.

Whereas, the Merger is intended to qualify as a transaction governed by Section 368(a) of the Internal Revenue Code of 1986, as amended.

AGREEMENT

In consideration of the mutual agreements and covenants set forth herein, Pure Delaware and Pure California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

1.            MERGER

1.1           Merger.  In accordance with the provisions of this Agreement, the Delaware General Corporation Law (“DGCL”) and the California General Corporation Law (“CGCL”), Pure California shall be merged with and into Pure Delaware (the “Merger”), the separate existence of Pure California shall cease and Pure Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and Pure Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation”. The name of the Surviving Corporation shall be “Pure Bioscience, Inc.”

1.2           Filing and Effectiveness.  Subject to applicable law, the Merger shall become effective when the following actions shall have been completed:

(a)           This Agreement shall have been adopted by the sole stockholder of Pure Delaware and the principal terms of this Agreement shall have been approved by the shareholders of Pure California in accordance with the requirements of the DGCL and the CGCL, respectively;

(b)           All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

(c)           A certificate of merger meeting the requirements of the DGCL (the “Certificate of Merger”) shall have been filed with the Secretary of State of the State of Delaware and this Agreement, together with a Certificate of Ownership as provided in Section 1110 of the CGCL or the Certificate of Merger, shall have been filed with the Secretary of State of the State of California or, in the case of the applicable requirements of California law, as otherwise provided by the CGCL.

The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date of the Merger.”

1.3           Effect of the Merger.  Upon the Effective Date of the Merger, the separate existence of Pure California shall cease and Pure Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Pure California’s Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Pure California in the manner more fully set forth in Section 259 of the DGCL, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Pure Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Pure California in the same manner as if Pure Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the CGCL.

2.            CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1           Certificate of Incorporation.  The Certificate of Incorporation of Pure Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2           Bylaws.  The Bylaws of Pure Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3           Directors and Officers.  The directors and officers of Pure California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation serving in the same class of directors until their successors shall have been duly elected and qualified or until as otherwise provided by law or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

3.            MANNER OF CONVERSION OF STOCK

3.1           Pure California Common Stock.  Upon the Effective Date of the Merger, each share of Pure California common stock, no par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into one (1) fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

3.2           Pure California Options, Equity Incentive Plan Awards, Restricted Stock and Other Convertible Securities.

(a)           Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue any and all stock option, stock incentive, employee benefit and other equity-based award plans heretofore adopted by Pure California (collectively, the "Incentive Plans"). Each outstanding and unexercised option, warrant or other right to purchase or receive, or a security convertible into, Pure California common stock shall become an option, warrant or right to purchase or receive, or a security convertible into, the Surviving Corporation's common stock on the basis of one share of the Surviving Corporation's common stock for each share of Pure California common stock issuable pursuant to any such option, warrant, right to purchase or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Pure California option, warrant, stock purchase right or convertible security at the Effective Date of the Merger. There are no options, warrants, purchase rights for or securities convertible into preferred stock of Pure California under the Incentive Plans.

(b)           A number of shares of the Surviving Corporation’s common stock shall be reserved for issuance under the Incentive Plans equal to the number of shares of Pure California common stock so reserved immediately prior to the Effective Date of the Merger.

3.3           Pure Delaware Common Stock.  Upon the Effective Date of the Merger, each share of common stock, par value $0.01 per share, of Pure Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Pure Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares, without any consideration being delivered in respect thereof.

3.4           Exchange of Certificates.  After the Effective Date of the Merger, each holder of a certificate representing shares of Pure California common stock outstanding immediately prior to the Effective Date of the Merger may, at such shareholder’s option, surrender the same for cancellation to an exchange agent designated by the Surviving Corporation (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s common stock into which the shares formerly represented by the surrendered certificate were converted as herein provided. Unless and until so surrendered, each certificate representing shares of Pure California common stock outstanding immediately prior to the Effective Date of the Merger shall be deemed for all purposes, from and after the Effective Date of the Merger, to represent the number of shares of the Surviving Corporation’s common stock into which such shares of Pure California common stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock of the Surviving Corporation represented by such certificate as provided above.

Each certificate representing common stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Pure California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

4.            CONDITIONS

4.1           The obligations of Pure California under this Agreement shall be conditioned upon the occurrence of the following events:

(a)           Shareholder Approval.  The principal terms of this Merger Agreement shall have been duly approved by the shareholders of Pure California;

(b)           Consents, Approvals or Authorizations.  Any consents, approvals or authorizations that Pure California deems necessary or appropriate to be obtained in connection with the consummation of the Merger shall have been obtained, including, but not limited to, approvals with respect to federal and state securities laws; and

(c)           Stock Market Listing.  The Surviving Corporation’s common stock to be issued and reserved for issuance in connection with the Merger shall have been approved for listing by the Nasdaq Capital Market.

5.            GENERAL

5.1           Covenants of Pure Delaware.  Pure Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

(a)           Qualify to do business as a foreign corporation in the State of California and in connection therewith appoint an agent for service of process as required under the provisions of Section 2105 of the CGCL;

(b)           File the Certificate of Merger with the Secretary of State of the State of Delaware;

(c)           File this Agreement, together with the Certificate of Ownership, or the Certificate of Merger, with the Secretary of State of the State of California;

(d)           Take such other actions as may be required by the CGCL.

5.2           Further Assurances. From time to time, as and when required by Pure Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Pure California such deeds and other instruments, and there shall be taken or caused to be taken by Pure Delaware and Pure California such further and other actions as shall be appropriate or necessary to vest or perfect in or conform of record or otherwise by Pure Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Pure California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Pure Delaware are fully authorized in the name and on behalf of Pure California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

5.3           Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Pure California or of Pure Delaware, or of both, notwithstanding the approval of the principal terms of this Agreement by the shareholders of Pure California or the adoption of this Agreement by the sole shareholder of Pure Delaware, or by both.

5.4           Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the Effective Date of the Merger, provided that an amendment made subsequent to applicable shareholder or shareholder approval shall not, unless approved by such shareholders or shareholders as required by law:

(a)           Alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation;

(b)           Alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or

(c)           Alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

5.5           Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the CGCL.

5.6           Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Pure Bioscience, a California corporation, and Pure Bioscience, Inc., a Delaware corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

PURE BIOSCIENCE,
a California corporation

By:______________________________
Name: Michael L. Krall
Title: President and Chief Executive Officer

PURE BIOSCIENCE, INC.
a Delaware corporation

By:______________________________
Name: Michael L. Krall
Title: President and Chief Executive Officer

Annex B

Form of Certificate of Incorporation for Pure Delaware

Certificate of Incorporation
of
Pure Bioscience, Inc.

ARTICLE 1

The name of the Corporation is Pure Bioscience, Inc. (the “Corporation”).

ARTICLE 2

The address of the Corporation’s registered office in the State of Delaware is 615 South DuPont Highway, Dover, DE  19901, County of Kent.  The name of its registered agent at such address is National Corporate Research, Ltd.

ARTICLE 3

The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or carried on by it are as follows:  To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE 4

A.           The total number of shares of all classes of stock that the Corporation is authorized to issue is 105,000,000 shares, consisting of 100,000,000 shares of Common Stock with a par value of $0.01 per share and 5,000,000 shares of Preferred Stock with a par value of $0.01 per share.

B.           Any of the shares of Preferred Stock may be issued from time to time in one or more series.  To the extent permitted by law, the Board of Directors or a Committee of the Board of Directors, by resolution or resolutions, is authorized to create or provide for any such series, and to fix the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation, dividend rights, dividend rates, conversion rights, exchange rights, voting rights, rights and terms of redemption (including sinking and purchase fund provisions), redemption price or prices, dissolution preferences and rights in respect to any distribution of assets of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them, and is further authorized to increase or decrease the number of shares of any series so created subsequent to the issue of that series, but not below the number of shares of such series then outstanding.  In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

C.           There shall be no limitation or restriction on any variation between any of the different series of Preferred Stock as to the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof; and the several series of Preferred Stock may, except as hereinafter in this Article 4 otherwise expressly provided, vary in any and all respects as fixed and determined by the resolution or resolutions of the Board of Directors or by Committee of the Board of Directors, providing for the issuance of the various series; provided, however, that all shares of any one series of Preferred Stock shall have the same designation, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions.

D.           Except as otherwise required by law, or as otherwise fixed by resolution or resolutions of the Board of Directors with respect to one or more series of Preferred Stock, the entire voting power and all voting rights shall be vested exclusively in the Common Stock, and each stockholder of the Corporation who at the time possesses voting power for any purpose shall be entitled to one vote for each share of such stock standing in his name on the books of the Corporation.

ARTICLE 5

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation; provided, however, that with respect to the power of stockholders to make, alter, amend or repeal the Bylaws, the affirmative vote of the holders of at least a majority of the capital stock of the Corporation entitled to vote generally in an election of directors, voting together as a single class, at any annual or special meeting of the stockholders of the Corporation, duly called and upon proper notice thereof, shall be required to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE 6

No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with the Bylaws of the Corporation, and no action shall be taken by the stockholders by written consent.

ARTICLE 7

A.           The number of directors which shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by the Board of Directors.

B.           Except as otherwise required by law and subject to the rights of the holders of any series of stock with respect to such series of stock, unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled only by a majority vote of the directors then in office, though less than a quorum, or by a sole remaining director, and not by the stockholders.

C.           Elections of directors need not be by written ballot.
ARTICLE 8

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Delaware General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Delaware General Corporation Law order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

ARTICLE 9

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE 10

To the fullest extent permitted by Delaware statutory or decisional law, as amended or interpreted, no director of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.  No amendment to, or modification or repeal of, this Article 10 shall adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.

ARTICLE 11

Except for (a) actions in which the Court of Chancery in the State of Delaware concludes that an indispensable party is not subject to the jurisdiction of the Delaware courts, and (b) actions in which a federal court has assumed exclusive jurisdiction of a proceeding, any derivative action brought by or on behalf of the Corporation, and any direct action brought by a stockholder against the Corporation or any of its directors or officers, alleging a violation of the Delaware General Corporation Law, the Corporation’s Certificate of Incorporation or Bylaws or breach of fiduciary duties or other violation of Delaware decisional law relating to the internal affairs of the Corporation, shall be brought in the Court of Chancery in the State of Delaware, which shall be the sole and exclusive forum for such proceedings; provided, however, that the Corporation may consent to an alternative forum for any such proceedings upon the approval of the Board of Directors of the Corporation.

ARTICLE 12

The name and mailing address of the sole incorporator is as follows:

Name	Mailing Address
Andrew Buckland	1725 Gillespie Way El Cajon, California 92020

I, the undersigned, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and, accordingly, have hereunto set my hands this _________ day of November, 2010.

Andrew Buckland, Sole Incorporator

Annex C

Form of Bylaws for Pure Delaware
BYLAWS
OF
PURE BIOSCIENCE, INC.

ARTICLE 1

OFFICES
1.1  Registered Office.

The registered office of the Corporation in the State of Delaware shall be set forth in the Certificate of Incorporation of the Corporation.

1.2  Other Offices.

The Corporation may also have offices at such other places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE 2

STOCKHOLDERS’ MEETINGS

2.1  Place of Meetings.

2.1.1  Meetings of stockholders may be held at such place, either within or without the State of Delaware, as may be designated by or in the manner provided in these Bylaws or, if not so designated, as determined by the Board of Directors.  The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by paragraph (b) of this Section 2.1.

2.1.2  If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication:

(a)  Participate in a meeting of stockholders; and

(b)  Be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

2.1.3  For purposes of these Bylaws, “remote communication” shall include (1) telephone or other voice communications and (2) electronic mail or other form of written or visual electronic communications satisfying the requirements of Section 2.11(b).

2.2  Annual Meetings.

The annual meetings of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

2.3  Special Meetings.

Special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, by the Chairman of the Board, the Chief Executive Officer or the Board of Directors at any time.  Only such business shall be brought before a special meeting of stockholders as shall have been specified in the notice of such meeting.

2.4  Notice of Meetings.

2.4.1  Except as otherwise provided by law or the Certificate of Incorporation, written notice of each meeting of stockholders, specifying the place, if any, date and hour and purpose or purposes of the meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote thereat, directed to his address as it appears upon the books of the Corporation; except that where the matter to be acted on is a merger or consolidation of the Corporation or a sale, lease or exchange of all or substantially all of its assets, such notice shall be given not less than 20 nor more than 60 days prior to such meeting.  If the Board of Directors fixes a date for determining the stockholders entitled to notice of a meeting of stockholders, such date shall also be the record date for determining the stockholders entitled to vote at such meeting, unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.

2.4.2  If at any meeting action is proposed to be taken which, if taken, would entitle stockholders fulfilling the requirements of Section 262(d) of the Delaware General Corporation Law to an appraisal of the fair value of their shares, the notice of such meeting shall contain a statement to that effect and shall be accompanied by a copy of that statutory section.

2.4.3  When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken unless the adjournment is for more than thirty days, or unless after the adjournment a new record date is fixed for the adjourned meeting, in which event a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting.

2.4.4  Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after such meeting, and, to the extent permitted by law, will be waived by any stockholder by his attendance thereat, in person or by proxy.

2.4.5  Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of Delaware General Corporation Law, the Certificate of Incorporation, or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given.  Any such consent shall be revocable by the stockholder by written notice to the Corporation.  Any such consent shall be deemed revoked if (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent, and (ii) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.  Notice given pursuant to this subparagraph (e) shall be deemed given:  (1) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder.  An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.  For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

2.5  Quorum and Voting.

2.5.1  At all meetings of stockholders except where otherwise provided by law, the Certificate of Incorporation or these Bylaws, the presence, in person or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business.  Shares, the voting of which at said meeting have been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at said meeting.  In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting.  At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the original meeting.  The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.5.2  Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast on a matter affirmatively or negatively shall be valid and binding upon the Corporation.  For purposes of these Bylaws, a share present at a meeting, but for which there is an abstention or as to which a stockholder gives no authority or direction as to a particular proposal or director nominee, shall be counted as present for the purpose of establishing a quorum but shall not be counted as a vote cast.

2.5.3  Where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter, and the affirmative vote of the majority of votes cast of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

2.6  Voting Rights.

2.6.1  Except as otherwise provided by law, only persons in whose names shares entitled to vote stand on the stock records of the Corporation on the record date for determining the stockholders entitled to vote at said meeting shall be entitled to vote at such meeting.  Shares standing in the names of two or more persons shall be voted or represented in accordance with the determination of the majority of such persons, or, if only one of such persons is present in person or represented by proxy, such person shall have the right to vote such shares and such shares shall be deemed to be represented for the purpose of determining a quorum.

2.6.2  Every person entitled to vote or to execute consents shall have the right to do so either in person or by an agent or agents authorized by a written proxy executed by such person or his duly authorized agent, which proxy shall be filed with the Secretary of the Corporation at or before the meeting at which it is to be used.  Said proxy so appointed need not be a stockholder.  No proxy shall be voted on after three (3) years from its date unless the proxy provides for a longer period.  Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it or of his legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

2.6.3  Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (b) of this section, the following shall constitute a valid means by which a stockholder may grant such authority:

(a)  A stockholder may execute a writing authorizing another person or persons to act for him as proxy.  Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(b)  A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such transmission must either set forth or be submitted with information from which it can be determined that the transmission was authorized by the stockholder.  Such authorization can be established by the signature of the stockholder on the proxy, either in writing or by a signature stamp or facsimile signature, or by a number or symbol from which the identity of the stockholder can be determined, or by any other procedure deemed appropriate by the inspectors or other persons making the determination as to due authorization.

If it is determined that such transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

2.6.4  Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (c) of this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

2.7  Voting Procedures and Inspectors of Elections.

2.7.1  The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof.  The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act.  If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

2.7.2  The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.  The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

2.7.3  The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting.  No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery shall determine otherwise upon application by a stockholder.

2.7.4  In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Sections 211(e) or 212(c)(2) of the Delaware General Corporation Law, or any information provided pursuant to Section 211(a)(2)(B)(i) or (iii) thereof, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record.  If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

2.8  List of Stockholders.

The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, (or, if  the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote on the tenth day before the meeting date), arranged in alphabetical order, showing the address of and the number of shares registered in the name of each stockholder.  The Corporation need not include electronic mail addresses or other electronic contact information on such list.  Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least 10 days prior to the meeting:  (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours at the principal place of business of the Corporation.  In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation.  If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.  If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

2.9  Stockholder Proposals at Annual Meetings.

At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder.  The foregoing clause (iii) shall be the exclusive means for a stockholder to propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at an annual meeting of stockholders.

In addition to any other applicable requirements for business to be properly brought before an annual meeting by a stockholder, whether or not the stockholder is seeking to have a proposal included in the Corporation’s proxy statement or information statement under Rule 14a-8 under the Exchange Act, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation.  To be timely, in the case of a stockholder seeking to have a proposal included in the Corporation’s proxy statement or information statement, a stockholder’s notice must be delivered to the Secretary at the Corporation’s principal executive offices not less than 120 days or more than 180 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials (or, in the absence of proxy materials, its notice of meeting) for the previous year’s annual meeting of stockholders.  However, if the Corporation did not hold an annual meeting the previous year, or if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, then to be timely, notice by the stockholder must be delivered to the Secretary at the Corporation’s principal executive offices not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made.  If the stockholder is not seeking inclusion of the proposal in the Corporation’s proxy statement or information statement, timely notice consists of a stockholder’s notice delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days prior to the date of the annual meeting.  In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.  Other than with respect to stockholder proposals relating to director nomination(s), which requirements are set forth in Section 2.10 below, a stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, (iv) any material interest of the stockholder in such business, (v) as to the stockholder giving the notice and any Stockholder Associated Person (as defined below) or any member of such stockholder’s immediate family sharing the same household, whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including, but not limited to, any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss or increase profit to or manage the risk or benefit of stock price changes for, or to increase or decrease the voting power of, such stockholder, such Stockholder Associated Person or family member with respect to any share of stock of the Corporation (each, a “Relevant Hedge Transaction”), and (vi) as to the stockholder giving the notice and any Stockholder Associated Person or any member of such stockholder’s immediate family sharing the same household, to the extent not set forth pursuant to the immediately preceding clause, (a) whether and the extent to which such stockholder, Stockholder Associated Person or family member has direct or indirect beneficial ownership of any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise, or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation (a “Derivative Instrument”), (b) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder, Stockholder Associated Person or family member that are separated or separable from the underlying shares of the Corporation, (c) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder, Stockholder Associated Person or family member is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (d) any performance-related fees (other than an asset-based fee) that such stockholder, Stockholder Associated Person or family member is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date).

For purposes of this Section 2.9 and Section 2.10, “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling or controlled by, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in Section 2.1 and this Section 2.9, provided, however, that nothing in this Section 2.9 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting in accordance with said procedure.

The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of Section 2.1 and this Section 2.9, and if he should so determine he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

Nothing in this Section 2.9 shall affect the right of a stockholder to request inclusion of a proposal in the Corporation’s proxy statement or information statement pursuant to Rule 14a-8 under the Exchange Act.

2.10  Nominations of Persons for Election to the Board of Directors.

In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors.  Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders (i) pursuant to the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) by or at the direction of the Board of Directors, or by any nominating committee or person appointed by the Board of Directors or (iii) by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.10.  The foregoing clause (iii) shall be the exclusive means for a stockholder to make nominations at a meeting of stockholders, whether or not the stockholder is seeking to have a proposal included in the Corporation’s proxy statement or information statement under an applicable rule of the Securities and Exchange Commission (the “SEC”).  A stockholder who complies with the notice procedures set forth in this Section 2.10 is permitted to present the nomination at the meeting of stockholders but is not entitled to have a nominee included in the Corporation’s proxy statement in the absence of an applicable rule of the SEC requiring the Corporation to include a director nomination made by a stockholder in the Corporation’s proxy statement or information statement.

Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation.  To be timely, in the case of a stockholder seeking to have a nomination included in the Corporation’s proxy statement or information statement, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation, not less than 120 days or more than 180 days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials (or, in the absence of proxy materials, its notice of meeting) for the previous year’s annual meeting of stockholders.  However, if the Corporation did not hold an annual meeting the previous year, or if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, then to be timely, notice by the stockholder must be delivered to the Secretary at the Corporation’s principal executive offices not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made.  If the stockholder is not seeking inclusion of the nomination in the Corporation’s proxy statement or information statement, timely notice consists of a stockholder’s notice delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days prior to the date of the annual meeting.  In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described above.  The stockholder’s notice relating to director nomination(s) shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the Corporation which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act; (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the Corporation which are beneficially owned by the stockholder; (c) as to the stockholder giving the notice and any Stockholder Associated Person (as defined in Section 2.9), to the extent not set forth pursuant to the immediately preceding clause, whether and the extent to which any Relevant Hedge Transaction (as defined in Section 2.9) has been entered into, and (d) as to the stockholder giving the notice and any Stockholder Associated Person, (1) whether and the extent to which any Derivative Instrument (as defined in Section 2.9) is directly or indirectly beneficially owned, (2) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder that are separated or separable from the underlying shares of the Corporation, (3) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (4) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date).  The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation.  The stockholder giving such notice shall indemnify the Corporation in respect of any loss arising as a result of any false or misleading information or statement submitted by the nominating stockholder in connection with the nomination, as provided by Section 112(5) of the Delaware General Corporation Law.  No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein.  These provisions shall not apply to nomination of any persons entitled to be separately elected by holders of preferred stock.

The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

2.11  Action Without Meeting.

Unless otherwise provided in the Certificate of Incorporation, the stockholders of the Corporation may not act by written consent.

ARTICLE 3

DIRECTORS

3.1  Number and Term of Office.

3.1.1  The number of directors which shall constitute the whole Board of Directors shall be determined from time to time by resolutions of the Board of Directors, provided that the Board of Directors shall consist of at least one member.  Subject to the foregoing provisions for changing the number of directors, the number of directors of the Corporation has been fixed at six (6).  Elected directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified.  Directors need not be stockholders.  If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected as soon as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.  In no case will a decrease in the number of directors shorten the term of any incumbent director.

3.1.2  With the exception of the first Board of Directors, which shall be elected by the incorporators, and except as provided in Section 3.3 of this Article III, the directors shall be elected by a plurality vote of the votes cast and entitled to vote on the election of directors at any meeting for the election of directors at which a quorum is present.

3.2  Powers.

The powers of the Corporation shall be exercised, its business conducted and its property controlled by or under the direction of the Board of Directors.

3.3  Vacancies.

Except as otherwise required by law, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and each director so elected shall hold office for a term expiring at the next annual meeting of stockholders and until the directors’ successor shall have been duly elected and qualified.  A vacancy in the Board of Directors shall be deemed to exist under this section in the case of the death, resignation, retirement, disqualification, removal from office or other cause, or if the stockholders fail at any meeting of stockholders at which directors are to be elected (including any meeting referred to in Section 3.4 below) to elect the number of directors then constituting the whole Board of Directors.

3.4  Resignations and Removals.

3.4.1  Any director may resign at any time by delivering his resignation to the Secretary in writing or by electronic transmission, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors.  If no such specification is made it shall be deemed effective at the pleasure of the Board of Directors.  When one or more directors shall resign from the Board of Directors effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

3.4.2  At a special meeting of stockholders called for the purpose in the manner hereinabove provided, the Board of Directors or any individual director may be removed from office, with or without cause, and a new director or directors elected by a vote of the remaining directors.

3.5  Meetings.

3.5.1  The annual meeting of the Board of Directors shall be held immediately after the annual stockholders’ meeting and at the place where such meeting is held or at the place announced by the chairman at such meeting.  No notice of an annual meeting of the Board of Directors shall be necessary, and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

3.5.2  Except as hereinafter otherwise provided, regular meetings of the Board of Directors shall be held at the principal executive office of the Corporation.  Regular meetings of the Board of Directors may also be held at any place, within or without the State of Delaware, which has been designated by resolutions of the Board of Directors or the written consent of all directors.

3.5.3  Special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board or, if there is no Chairman of the Board, by the Chief Executive Officer, or by any of the directors.

3.5.4  Written notice of the time and place of all regular and special meetings of the Board of Directors shall be delivered personally to each director or sent by any form of electronic transmission at least 48 hours before the start of the meeting, or sent by first class mail at least 120 hours before the start of the meeting.  Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat.

3.6  Quorum and Voting.

3.6.1  A quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time in accordance with Section 3.1 of Article III of these Bylaws, but not less than one; provided, however, at any meeting, whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

3.6.2  At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by a vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation, or these Bylaws.

3.6.3  Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communication equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

3.6.4  The transactions of any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof.  All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

3.7  Action Without Meeting.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.8  Fees and Compensation.

Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolution of the Board of Directors.

3.9  Committees.

3.9.1  Executive Committee:  The Board of Directors may appoint an Executive Committee of not less than one member, each of whom shall be a director.  To the extent permitted by law, the Executive Committee shall have and may exercise when the Board of Directors is not in session all powers of the Board of Directors in the management of the business and affairs of the Corporation, except such committee shall not have the power or authority to amend these Bylaws or to approve or recommend to the stockholders any action which must be submitted to stockholders for approval under the General Corporation Law.

3.9.2  Other Committees: The Board of Directors may from time to time appoint such other committees as may be permitted by law.  Such other committees appointed by the Board of Directors shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committee, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

3.9.3  Term:  The terms of members of all committees of the Board of Directors shall expire on the date of the next annual meeting of the Board of Directors following their appointment; provided that they shall continue in office until their successors are appointed.  Subject to the provisions of subsections (a) or (b) of this Section 3.9, the Board of Directors may at any time increase or decrease the number of members of a committee or terminate the existence of a committee; provided that no committee shall consist of less than one member.  The membership of a committee member shall terminate on the date of his death or voluntary resignation, but the Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

3.9.4 Meetings:  Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 3.9 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter; special meetings of any such committee may be held at the principal executive office of the Corporation or at any place which has been designated from time to time by resolution of such committee or by written consent of all members thereof, and may be called by any director who is a member of such committee upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors.  Notice of any special meeting of any committee may be waived in writing at any time after the meeting and will be waived by any director by attendance thereat.  A majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

ARTICLE 4

OFFICERS

4.1  Officers Designated.

The officers of the Corporation shall consist of a Chief Executive Officer, a Secretary and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, a President, one or more Vice Presidents, and such other officers as may from time to time be appointed by the Board of Directors.  The Board of Directors may assign such additional titles to one or more of the officers as they shall deem appropriate.  Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law.  The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board of Directors.

4.2  Tenure and Duties of Officers.

4.2.1  General:  All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed.  Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors.  If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.  Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the Corporation.

4.2.2  Duties of the Chairman of the Board of Directors: The Chairman of the Board of Directors (if there be such an officer appointed) shall, when present, preside at all meetings of the stockholders and the Board of Directors.  The Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.  At the discretion of the Board of Directors, from time to time, the Chairman of the Board of Directors may be a director of the Corporation who is not an officer of the Corporation.

4.2.3  Duties of Chief Executive Officer:  The Chief Executive Officer shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation.   The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present.  The Chief Executive Officer shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

4.2.4  Duties of President:  The President shall have such powers and perform such duties with respect to the administration of the business and affairs of the Corporation as may from time to time be assigned by the Chief Executive Officer or the Board of Directors, or as may be prescribed by these Bylaws.  The President may assume and perform the duties of the Chief Executive Officer in the absence or disability of the President or whenever the office of the Chief Executive Officer is vacant.

4.2.5  Duties of Secretary:  The Secretary shall attend all meetings of the stockholders and of the Board of Directors and any committee thereof, and shall record all acts and proceedings thereof in the minute book of the Corporation, which may be maintained in either paper or electronic form.  The Secretary shall give notice, in conformity with these Bylaws, of all meetings of the stockholders and of all meetings of the Board of Directors and any Committee thereof requiring notice.  The Secretary shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.  The Chief Executive Officer may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

4.2.6  Duties of Chief Financial Officer:  Unless otherwise designated by the Board of Directors, the Chief Financial Officer shall be the Treasurer.  The Treasurer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner, and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the Chief Executive Officer.  The Treasurer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation.  The Treasurer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.  The Chief Executive Officer may direct any Assistant Treasurer to assume and perform the duties of the Treasurer in the absence or disability of the Treasurer, and each Assistant Treasurer shall perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

4.2.7  Duties of Vice Presidents:  In the absence or disability of the President, the Vice Presidents in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Director, shall perform the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or these Bylaws.

ARTICLE 5

EXECUTION OF CORPORATE INSTRUMENTS, AND
VOTING OF SECURITIES OWNED BY THE CORPORATION

5.1  Execution of Corporate Instruments.

5.1.1  The Board of Directors may in its discretion determine the method and designate the signatory officer or officers, or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the Corporation.

5.1.2  Unless otherwise specifically determined by the Board of Directors or otherwise required by law, formal contracts of the Corporation, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the Corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the Corporation, shall be executed, signed or endorsed by the Chairman of the Board (if there be such an officer appointed) or by the Chief Executive Officer; such documents may also be executed by the President, any Vice President and by the Secretary or Treasurer or any Assistant Secretary or Assistant Treasurer.  All other instruments and documents requiring the corporate signature but not requiring the corporate seal may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

5.1.3  All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

5.1.4  Execution of any corporate instrument may be effected in such form, either manual, facsimile or electronic signature, as may be authorized by the Board of Directors.

5.2  Voting of Securities Owned by Corporation.

All stock and other securities of other Corporations owned or held by the Corporation for itself or for other parties in any capacity shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board (if there be such an officer appointed), or by the Chief Executive Officer, the President, or by any Vice President.

ARTICLE 6

SHARES OF STOCK

6.1  Form and Execution of Certificates.

The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.  Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Certificate of Incorporation and applicable law.  Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation by, the Chairman of the Board (if there be such an officer appointed), or by the Chief Executive Officer, the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the Corporation.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.  If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

6.2  Lost Certificates.

The Board of Directors may direct a new certificate or certificates (or uncertificated shares in lieu of a new certificate) to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issue of a new certificate or certificates (or uncertificated shares in lieu of a new certificate), the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to indemnify the Corporation in such manner as it shall require and/or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

6.3  Transfers.

Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, who shall furnish proper evidence of authority to transfer, and in the case of stock represented by a certificate, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed.

6.4  Fixing Record Dates.

6.4.1  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting.  If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the date on which the meeting is held.  A determination of stockholders of record entitled notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

6.4.2  In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors.  If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting, when no prior action by the Board of Directors is required by the Delaware General Corporation Law, shall be the first date on which a signed written consent or electronic transmission setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded; provided that any such electronic transmission shall satisfy the requirements of Section 2.11(b) and, unless the Board of Directors otherwise provides by resolution, no such consent by electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing or by electronic transmission without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

6.4.3 In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

6.5  Registered Stockholders.

The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE 7

OTHER SECURITIES OF THE CORPORATION

All bonds, debentures and other corporate securities of the Corporation, other than stock certificates, may be signed by the Chairman of the Board (if there be such an officer appointed), or the Chief Executive Officer, the President or any Vice President or such other person as may be authorized by the Board of Directors and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signature of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons.  Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the Corporation, or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person.  In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon has ceased to be an officer of the Corporation before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.

ARTICLE 8

CORPORATE SEAL

The Board of Directors may authorize a corporate seal.  The corporate seal shall consist of a die bearing the name of the Corporation and the state and date of its Incorporation.  Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE 9

INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

9.1  Right to Indemnification.

Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness, or otherwise), in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a “Proceeding”), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another Corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an “Agent”), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended or interpreted (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the Corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement, and any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) reasonably incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding (hereinafter “Expenses”); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 9.3 of this Article, the Corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

9.2  Authority to Advance Expenses.

Expenses incurred by an officer or director (acting in his capacity as such) in defending a Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding, provided, however, that if required by the Delaware General Corporation Law, as amended, such Expenses shall be advanced only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article or otherwise.  Expenses incurred by other Agents of the Corporation (or by the directors or officers not acting in their capacity as such, including service with respect to employee benefit plans) may be advanced upon such terms and conditions as the Board of Directors deems appropriate.  Any obligation to reimburse the Corporation for Expense advances shall be unsecured and no interest shall be charged thereon.

9.3  Right of Claimant to Bring Suit.

If a claim under Section 9.1 or 9.2 of this Article is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys’ fees) of prosecuting such claim.  It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed.  The burden of proving such a defense shall be on the Corporation.  Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

9.4  Provisions Nonexclusive.

The rights conferred on any person by this Article shall not be exclusive of any other rights that such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.  To the extent that any provision of the Certificate of Incorporation, agreement, or vote of the stockholders or disinterested directors is inconsistent with these Bylaws, the provision, agreement, or vote shall take precedence.

9.5  Authority to Insure.

The Corporation may purchase and maintain insurance to protect itself and any Agent against any Expense, whether or not the Corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article.

9.6  Enforcement of Rights

Without the necessity of entering into an express contract, all rights provided under this Article shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and such Agent.  Any rights granted by this Article to an Agent shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction.

9.7  Survival of Rights.

The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

9.8  Settlement of Claims.

The Corporation shall not be liable to indemnify any Agent under this Article (a) for any amounts paid in settlement of any action or claim effected without the Corporation’s written consent, which consent shall not be unreasonably withheld; or (b) for any judicial award if the Corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

9.9  Effect of Amendment.

Any amendment, repeal, or modification of this Article that adversely affects any rights provided in this Article to an Agent shall only be effective upon the prior written consent of such Agent.

9.10  Primacy of Indemnification.

Notwithstanding that an Agent may have certain rights to indemnification, advancement of expenses and/or insurance provided by other persons (collectively, the “Other Indemnitors”), the Corporation: (i) shall be the indemnitor of first resort (i.e., its obligations to an Agent are primary and any obligation of the Other Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Agent are secondary); and (ii) shall required to advance the full amount of expenses incurred by an Agent and shall be liable for the full amount of all Expenses, without regard to any rights such Agent may have against any of the Other Indemnitors.  No advancement or payment by the Other Indemnitors on behalf of an Agent with respect to any claim for which such Agent has sought indemnification from the Corporation shall affect the immediately preceding sentence, and the Other Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Agent against the Corporation.

9.11  Subrogation.

In the event of payment under this Article, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent (other than against the Other Indemnitors), who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Corporation effectively to bring suit to enforce such rights.

9.12  No Duplication of Payments.

Except as otherwise set forth in Section 9.10 above, the Corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote, or otherwise) of the amounts otherwise indemnifiable hereunder.

9.13  Saving Clause.

If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent to the fullest extent not prohibited by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law.

ARTICLE 10

NOTICES

Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, the same shall be given either (1) in writing, timely and duly deposited in the United States Mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the Corporation or its transfer agent, or (2) by a means of electronic transmission that satisfies the requirements of Section 2.4(e) of these Bylaws, and has been consented to by the stockholder to whom the notice is given.  Any notice required to be given to any director may be given by either of the methods hereinabove stated, except that such notice other than one which is delivered personally, shall be sent to such address or (in the case of electronic communication) such e-mail address, facsimile telephone number or other form of electronic address as such director shall have filed in writing or by electronic communication with the Secretary of the Corporation, or, in the absence of such filing, to the last known post office address of such director.  If no address of a stockholder or director be known, such notice may be sent to the principal executive office of the Corporation.  An affidavit of mailing, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall be conclusive evidence of the statements therein contained.  All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing and all notices given by means of electronic transmission shall be deemed to have been given as at the sending time recorded by the electronic transmission equipment operator transmitting the same.  It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.  The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such a stockholder or such director to receive such notice.  Whenever any notice is required to be given under the provisions of the statutes or of the Certificate of Incorporation, or of these Bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto.  Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the Corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of the Delaware General Corporation Law, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

ARTICLE 11

AMENDMENTS

Except as otherwise provided in Section 9.9 above, these Bylaws may be repealed, altered or amended or new Bylaws adopted by the affirmative vote of at least a majority of the capital stock of the Corporation entitled to vote generally in an election of directors, voting together as a single class, at any annual or special meeting of the stockholders of the Corporation, duly called and upon proper notice thereof, unless a larger vote is required by these Bylaws or the Certificate of Incorporation.  Except as otherwise provided in Section 9.9 above, the Board of Directors shall also have the authority to repeal, alter or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaws setting forth the number of directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such Bylaws.

ARTICLE 12

FORUM FOR CERTAIN ACTIONS

Except for (a) actions in which the Court of Chancery in the State of Delaware concludes that an indispensable party is not subject to the jurisdiction of the Delaware courts, and (b) actions in which a federal court has assumed exclusive jurisdiction of a proceeding, any derivative action brought by or on behalf of the Corporation, and any direct action brought by a stockholder against the Corporation or any of its directors or officers, alleging a violation of the Delaware General Corporation Law, the Corporation’s Certificate of Incorporation or Bylaws or breach of fiduciary duties or other violation of Delaware decisional law relating to the internal affairs of the Corporation, shall be brought in the Court of Chancery in the State of Delaware, which shall be the sole and exclusive forum for such proceedings; provided, however, that the Corporation may consent to an alternative forum for any such proceedings upon the approval of the Board of Directors of the Corporation.

The foregoing Bylaws were adopted by the Board of Directors on November 19, 2010.

♦ ♦ ♦

PURE BIOSCIENCE
1725 GILLESPIE WAY
EL CAJON, CA 92020

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

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1. Election of Directors
   Nominees

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Gregory H. Barnhill 02 Dennis Brovarone 03 John J. Carbone M.D. 04 Michael L. Krall 05 Paul V. Maier
06 Donna Singer

0000000000 02

The Board of Directors recommends a vote FOR proposals 2. and 3.

NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000093557_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10K Wrap is/are available at www.proxyvote.com .

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
Annual Meeting of Shareholders
January 19, 2011

The shareholder(s) hereby appoint(s) Michael L. Krall and Donna Singer, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PURE Bioscience that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 2:00 p.m. Pacific Time on January 19, 2011, at the Doubletree Hotel Mission Valley, 7450 Hazard Center Drive, San Diego, CA 92108 and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 & 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

0000078357_2 R2.09.05.010

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

1725 Gillespie Way     El Cajon, CA  92020     (619) 596-8600 telephone     (619) 596-8790 facsimile